As filed with the Securities and Exchange Commission on June 11, 2010

 Securities Act File No. 333-
 Investment Company Act File No. 811-

United States
Securities and Exchange Commission
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No.	☐

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No.	☐

CUSHING MLP FUNDS TRUST
(Exact Name of Registrant as Specified in Agreement and Declaration of Trust)

3300 Oak Lawn Avenue, Suite 650
Dallas, Texas 75219
(Address of Principal Executive Offices)

Registrant's Telephone Number, Including Area Code: (214) 692-6334

Jerry V. Swank
Swank Energy Income Advisors, LP
3300 Oak Lawn Avenue, Suite 650
Dallas, Texas 75219
(Name and Address of Agent for Service)

Copies to:

Thomas A. DeCapo, Esq.
Skadden, Arps, Slate, Meagher & Flom LLP
One Beacon Street
Boston, Massachusetts 02108

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b)
☐	on (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)

☐	on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:  Shares of Beneficial Interest, par value $0.01 per share

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION — DATED JUNE 11, 2010

PROSPECTUS

                          , 2010

The Cushing MLP Premier Income Fund

Class A Shares ([ ])

Class C Shares  ([ ])

Class I Shares  ([ ])

This Prospectus discusses The Cushing MLP Premier Income Fund (the "Fund").  The Fund's investment objective is to seek to produce current income and capital appreciation through investments in various energy and energy infrastructure related equity and debt securities.  The Fund seeks to achieve its investment objective by investing primarily in a portfolio of master limited partnership ("MLP") investments.

The Fund is managed by Swank Energy Income Advisors, LP (the "Investment Adviser").

This prospectus has information about the Fund that you should know before you invest. You should read it carefully and keep it with your investment records.

As with all mutual funds, the Securities and Exchange Commission ("SEC") has approved or disapproved of the Fund's shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

No securities dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus or in approved sales literature in connection with the offer contained herein, and if given or made, such other information or representations must not be relied upon as having been authorized by the Fund. This prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction or to any person to whom it is unlawful to make such offer.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.  Investments in the Fund involve investment risk, including the possible loss of principal.  Investors should carefully consider the risks, investment objectives, charges and ongoing expenses of the Fund before making an investment.

i

SUMMARY

Investment Objective: The Fund's investment objective is to seek to produce current income and capital appreciation through investments in various energy and energy infrastructure related equity and debt securities.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in "How to Decide which Class of Shares to Buy" beginning on page 25 of the Fund's prospectus.

	Class A Shares	Class C Shares	Class I Shares
Shareholder Fees (fee paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or sales proceeds)	None	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Redemption Fee (as a percentage of amount redeemed)	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	[ ]%	[ ]%	[ ]%
Distribution (12b-1) and/or Service Fees	0.25%	1.00%	None
Other Expenses(a)	[ ]%	[ ]%	[ ]%
Total Annual Fund Operating Expenses(b)	[ ]%	[ ]%	[ ]%
Current Income Tax Expense/(Benefit) (a)	[ ]%	[ ]%	[ ]%
Estimated Deferred Income Tax Expense/(Benefit)(a) (c)	[ ]%	[ ]%	[ ]%
Total Annual Fund Operating Expenses (Including Current and Deferred Income Tax Expense/(Benefit) (a) (c)	[ ]%	[ ]%	[ ]%

(a)	Based on estimated amounts for the current fiscal year.

(b)
The Investment Adviser currently voluntarily waives a portion of the management fee and/or reimburses expenses of the Fund to the extent that Total Annual Fund Operating Expenses (exclusive of any front-end load, deferred sales charge, 12b-1 fees, taxes, brokerage commissions, expenses incurred in connection with any merger or reorganization, acquired fund fees and expenses, or extraordinary expenses such as litigation) will not exceed [ ]% for each of Class A Shares, Class C Shares and Class I Shares, subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  This voluntary waiver may be modified or terminated by the Investment Adviser at any time.

(c)
Deferred income tax expense/(benefit) represents an estimate of the Fund's potential tax expense/(benefit) if it were to recognize the unrealized appreciation/depreciation of portfolio assets that occurred during the current fiscal year. Deferred income tax expense/(benefit) is dependent upon the Fund's net investment gains/losses and realized and unrealized gains/losses on investments and such expenses may vary greatly from year to year depending on the nature of the Fund's investments, the performance of those investments and general market conditions.

Therefore, any estimate of deferred income tax expense/(benefit) cannot be reliably predicted from year to year. The Fund's deferred income tax expense/(benefit) for any future fiscal year may vary greatly from the deferred income tax expense/(benefit) estimated based on the current fiscal year. Actual income tax expense (if any) will be incurred over many years, depending on if and when investment gains/losses are realized, the then-current basis of the Fund's assets, the level of net loss carry-forwards and other factors.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses of [ ]% remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class A Shares:	$[ ]	$[ ]
Class C Shares:	$[ ]	$[ ]
Class I Shares:	$[ ]	$[ ]

 You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years
Class A Shares:	$[ ]	$[ ]
Class C Shares:	$[ ]	$[ ]
Class I Shares:	$[ ]	$[ ]

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance.

Principal Investment Strategies of the Fund

The Fund seeks to achieve its investment objective by investing primarily in a portfolio of master limited partnership ("MLP") investments.  Entities commonly referred to as "MLPs" are taxed as partnerships for federal income tax purposes and are generally organized under state law as limited partnerships or limited liability companies. The Fund's MLP investments include investments that offer economic exposure to public MLPs in the form of common or subordinated units issued by MLPs, securities of entities holding primarily general partner or managing member interests in MLPs, debt securities of MLPs, and securities that are derivatives of interests in MLPs, including I-Shares, and other derivative securities that have economic characteristics of MLP securities.

The Investment Adviser seeks to invest in MLPs that have distribution yields that, in the Investment Adviser's view, are attractive relative to comparable MLPs and available unit pricing. The Investment Adviser currently focuses on investments in MLPs with operations in the development, production, processing, refining, transportation, storage and marketing of natural resources. Among other things, the Investment Adviser will use fundamental, proprietary research to seek to identify the most attractive MLP investments with attractive distribution yields and distribution growth prospects.

MLPs are formed as limited partnerships or limited liability companies and taxed as partnerships for federal income tax purposes. To be treated as a partnership for U.S. federal income tax purposes, an MLP must derive at least 90% of its gross income for each taxable year from qualifying sources, including natural resources-based activities such as the exploration, development, mining, production, processing, refining, transportation, storage and certain marketing of mineral or natural resources. Currently, most MLPs operate in the natural resources, shipping or real estate sectors.  Therefore, the Fund intends to concentrate its investments in the natural resources sector.  See "Additional Information about the Investment about the Investment Strategies and Related Risks of the Fund—Additional Information About MLPs" in the Fund's Prospectus for more information about MLPs.

The Fund is treated as a regular corporation, or "C" corporation, for U.S. federal income tax purposes. Accordingly, the Fund generally is subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations (currently at a maximum rate of 35%). Because of the Fund's concentration in MLP investments, the Fund is not eligible to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").  Accordingly, the Fund generally is subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations (currently at a maximum rate of 35%) and is subject to state income tax by reason of its investments in equity securities of MLPs.

The Fund will accrue deferred income taxes for its future tax liability associated with that portion of distributions on equity securities of MLPs considered to be a return of capital, as well as for its future tax liability associated with the capital appreciation of its investments. These accrued deferred income taxes will be reflected each day in the Fund's net asset value per share.  Upon the Fund's sale of an MLP equity security, the Fund may be liable for previously deferred taxes. The Fund will rely to some extent on information provided by MLPs, which is not necessarily timely, to estimate deferred tax liability for purposes of financial statement reporting and determining its net asset value. From time to time, the Fund will modify its estimates or assumptions regarding its deferred tax liability as new information becomes available.  See "Tax Matters" in the Fund's Prospectus.

Principal Risks of Investing in the Fund

The Fund's principal risks are discussed below. The value of the Fund's investments may increase or decrease, which will cause the value of the Fund's shares to increase or decrease. As a result, you may lose money on your investment in the Fund, and there can be no assurance that the Fund will achieve its investment objective. An investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. The value of your investment in the Fund will fluctuate, sometimes dramatically, which means you could lose money.

Market Risk.  The market value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security's market value also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Issuer Risk.  The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services.

MLPs and Other Natural Resources Sector Companies Risks.  Under normal circumstances, the Fund concentrates its investments in the natural resources sector, with an emphasis on securities issued by MLPs.   MLPs and other natural resources sector companies are subject to certain risks, including, but not limited to, the following:

•	commodity price risk;
•	cyclicality risk;
•	supply risk;
•	demand risk;
•	risks relating to expansions and acquisitions;

•	competition risk;
•	weather risk;
•	cash flow risk;
•	regulatory risk;
•	environmental risk;
•	affiliated party risk;
•	catastrophe and terrorism risk; and
•	industry specific risks.

See "Additional Information About the Investment Strategies and Related Risks of the Fund—Principal Risks of Investing in the Fund" for additional information.

MLP Structure Risk.  Holders of MLP units are subject to certain risks inherent in the structure of MLPs, including (i) tax risks (described further below), (ii) the limited ability to elect or remove management or the general partner or managing member (iii) limited voting rights, except with respect to extraordinary transactions, and (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities.

Tax Risk.  MLPs do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership's income, gains, losses, deductions and expenses. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction of the value of your investment in the Fund and lower income.

The portion, if any, of a distribution received by the Fund as the holder of an MLP equity security that is offset by the MLP's tax deductions, losses or credits will be treated as a return of capital. The final portion of the distributions received by the Fund that are considered return of capital will not be known until the Fund's receives a schedule K-1 with respect to each of its MLP investments.  The Fund's tax liability will not be known until the Fund completes its annual tax return.  The Fund's tax estimates could vary substantially from the actual liability and therefore the determination of the Fund's actual tax liability may have a material impact on the Fund's net asset value.

The Fund will accrue deferred income taxes for its future tax liability associated with that portion of distributions on MLP equity securities considered to be a return of capital, as well as for its future tax liability associated with the capital appreciation of its investments. These accrued deferred income taxes will be reflected each day in the Fund's net asset value per share. From time to time, the Fund will modify its estimates or assumptions regarding its deferred tax liability as new information becomes available.  Modifications of such estimates or assumptions or changes in applicable tax law could result in increases or decreases in the Fund's net asset value per share.  The daily estimates of deferred income taxes used to calculate the Fund's net asset value could vary dramatically from the Fund's actual tax liability.  These potential differences in the estimated deferred taxes versus actual tax liability could have a material impact on the Fund's net asset value.  The Fund is a new entity and has no history of profits and therefore it may be necessary for the Fund to apply a valuation allowance against a deferred tax asset.  The timing and the amount of the potential valuation allowance will not be known until the completion of the Fund's annual audit and therefore could have a material impact on the Fund's net asset value.

Equity Securities Risk.  MLP common units and other equity securities can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or the energy sector, changes in a particular issuer's financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs and other equity securities also can be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

Liquidity Risk.  The Fund may invest up to 15% of its net assets in illiquid securities and certain restricted securities.  In addition, certain MLP securities, while liquid, may trade less frequently than those of larger companies due to their smaller capitalizations. In the event certain MLP securities experience limited trading volumes, the prices of such MLPs may display abrupt or erratic movements at times. Additionally, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. As a result, illiquid or less liquid securities may be difficult to dispose of at a fair price at the times when the Investment Adviser believes it is desirable to do so or is required to do to meet redemption requests or comply with regulatory requirements. The Fund's investment in securities that are less actively traded or over time experience decreased trading volume may restrict its ability to take advantage of other market opportunities or to dispose of securities. This also may affect adversely the Fund's ability to make dividend distributions to you.

Non-Diversification Risk.  The Fund is a non-diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act") and will not elect to be treated as a regulated investment company under the Code. As a result, there are no regulatory requirements under the 1940 Act or the Code that limit the proportion of the Fund's assets that may be invested in securities of a single issuer. Accordingly, the Fund may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. There are currently approximately 72 publicly traded MLPs. The Fund will select its investments in MLPs from this small pool of issuers together with securities issued by any newly public MLPs, and may invest in securities of private MLPs, affiliates of MLPs and non-MLP issuers, consistent with its investment objective and policies. An investment in the Fund may present greater risk to an investor than an investment in a diversified portfolio because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of the Fund's shares.

Past Performance

A bar chart and past performance table are not included in this prospectus because the Fund has not completed a full calendar year of operations. After completion of its first calendar year of operations, the Fund will present these items and compare its performance to the performance of the S&P 500. The Fund will provide a brief explanation of information showing changes in its performance from year to year and showing how its average annual returns over various periods compare with those of the S&P 500.

Investment Adviser

Swank Energy Income Advisors, LP is the Fund's investment adviser.  Jerry V. Swank, Founder and Managing Partner of the Investment Adviser, and Daniel L. Spears, Partner and Portfolio Manager of the Investment Adviser, are primarily responsible for the day-to-day management of the Fund's portfolio.  Mr. Swank and Mr. Spears have been the portfolio managers of the Fund since its inception in 2010.

Purchase and Sale of Fund Shares

You may conduct transactions by mail (The Cushing MLP Premier Income Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701 (for regular mail) or 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202 (for overnight or express mail)), or by telephone at [         ].  Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly.  The minimum initial investment amount for Class A Shares and Class C Shares is $2,500 and $250 for Individual Retirement Accounts ("IRA").  For corporate sponsored retirements plans, there is no minimum initial investment.  The minimum initial investment amount for Class I Shares is $1,000,000.

Tax Information

The Fund intends to make distributions that will generally be taxed to you as dividend income to the extent of your allocable share of the Fund's current or accumulated earnings and profits, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, or you are a tax-exempt investor.

Payments to Broker-Dealers and Other Financial Intermediaries:

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION ABOUT THE INVESTMENT STRATEGIES
AND RELATED RISKS OF THE FUND

Investment Objective

The Fund's investment objective is to seek to produce current income and capital appreciation through investments in various energy and energy infrastructure related equity and debt securities.

Principal Investment Strategies

The Fund seeks to achieve its Fund's investment objective by investing primarily in a portfolio of MLP investments.  Under normal market conditions, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in MLP investments. MLP investments include investments that offer economic exposure to MLPs in the form of common units, subordinated units or debt securities issued by MLPs, securities of entities holding primarily general partner or managing member interests in MLPs and securities that are derivatives of interests in MLPs, including I-Shares, and other derivative securities that have economic characteristics of MLP securities.

The Fund will focus primarily on Midstream MLPs whose business models are often referred to as "toll road" businesses.  Midstream MLPs collect, gather, transport and store natural resources and their byproducts (primarily crude oil, natural gas and refined petroleum products), generally without taking ownership of the physical commodity.  Midstream MLP natural gas services include the treating, gathering, compression, processing, transmission and storage of natural gas and the transportation, fractionation and storage of natural gas liquids (primarily propane, ethane, butane and natural gasoline).  Midstream MLP crude oil services include the gathering, transportation, storage and terminalling of crude oil. Midstream MLP refined petroleum product services include the transportation (usually via pipelines, barges, rail cars and trucks), storage and terminalling of refined petroleum products (primarily gasoline, diesel fuel and jet fuel) and other hydrocarbon by-products. Midstream MLPs may also operate ancillary businesses including the marketing of the products and logistical services. Many Midstream MLPs have a history of relatively stable and growing cash distributions. The Adviser believes strong fundamentals are at work that may enable many Midstream MLPs to achieve similar results in the future.

The Fund may also invest in energy infrastructure MLP entities involved in other segments of the natural resources sector, including propane and coal MLPs.  Propane MLP services include the distribution of propane to homeowners for space and water heating and to commercial, industrial and agricultural customers. Propane serves approximately 3% of the household energy needs in the United States, largely for homes beyond the geographic reach of natural gas distribution pipelines. Volumes are weather-dependent and a majority of annual cash flow is earned during the winter heating season (October through March).  Coal MLP services include the owning, leasing, managing, production and sale of coal and coal reserves. Electricity generation is the primary use of coal in the United States. Demand for electricity and supply of alternative fuels to generators are the primary drivers of coal demand.

The Investment Adviser seeks to invest in MLPs that have distribution yields that, in the Investment Adviser's view, are attractive relative to comparable MLPs and available unit pricing. Among other things, the Investment Adviser will use fundamental and proprietary research to seek to identify the most attractive MLPs and will seek to invest in MLPs that have high distribution yields and distribution growth prospects that, in the Investment Adviser's view, are attractive relative to comparable MLPs and that are not fully reflected in current pricing. The Investment Adviser may also seek to invest in other entities that hold the general partner or managing member interests and incentive distribution rights in MLPs ("GP MLPs").

The Fund will generally seek to invest in 20 to 40 issuers with generally no more than 10% of the Fund's total assets in any one issue and no more than 15% of the Fund's total assets in any one issuer (for purposes of this limitation, an "issuer" includes both the MLP and its controlling general partner or managing member), in each case, determined at the time of investment. For purposes of this calculation, an "issue" is a class of an issuer's securities or a derivative security that tracks that class of securities.

The Fund's investment objective and percentage parameters are not fundamental policies of the Fund and may be changed without shareholder approval. Shareholders, however, will be notified of any change in the Fund's policy of investing at least 80% of its assets in MLP investments at least 60 days prior to effecting any such change.

Additional Information about MLPs

Master limited partnerships are formed as limited partnerships or limited liability companies and taxed as partnerships for federal income tax purposes. The equity securities issued by many MLPs are listed and traded on a U.S. exchange. An MLP typically issues general partner and limited partner interests. The general partner manages and often controls, has an ownership stake in, and is normally eligible to receive incentive distribution payments from, the MLP. To be treated as a partnership for U.S. federal income tax purposes, an MLP must derive at least 90% of its gross income for each taxable year from qualifying sources as described in Section 7704 of the Code. These qualifying sources include natural resources-based activities such as the exploration, development, mining, production, processing, refining, transportation, storage and certain marketing of mineral or natural resources. The general partner may be structured as a private or publicly-traded corporation or other entity. The general partner typically controls the operations and management of the entity through an up to 2% general partner interest in the entity plus, in many cases, ownership of some percentage of the outstanding limited partner interests. The limited partners, through their ownership of limited partner interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. Due to their structure as partnerships for U.S. federal income tax purposes and the expected character of their income, MLPs generally do not pay federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and midstream, natural resources, shipping or real estate sectors.

MLP Equity Securities.  Equity securities issued by MLPs typically consist of common units, subordinated units and a general partner interests.

Common Units.  The common units of many MLPs are listed and traded on national securities exchanges, including the NYSE, the American Stock Exchange (the "AMEX") and the NASDAQ Stock Market (the "NASDAQ"). Holders of MLP common units typically have very limited control and voting rights. Holders of such common units are typically entitled to receive the minimum quarterly distribution (the "MQD"), including arrearage rights, from the issuer. In the event of a liquidation, common unit holders are intended to have a preference to the remaining assets of the issuer over holders of subordinated units. The Fund may invest in different classes of common units that may have different voting, trading, and distribution rights.

Subordinated Units.  Subordinated units, which, like common units, represent limited partner interests, are not typically listed on an exchange or publicly traded. Holders of such subordinated units are generally entitled to receive a distribution only after the MQD and any arrearages from prior quarters have been paid to holders of common units. Holders of subordinated units typically have the right to receive distributions before any incentive distributions are payable to the general partner. Subordinated units generally do not provide arrearage rights. Most MLP subordinated units are convertible into common units after the passage of a specified period of time or upon the achievement by the issuer of specified financial goals. The Fund may invest in different classes of subordinated units that may have different voting, trading, and distribution rights.

General Partner Interests.  The general partner interest in MLPs is typically retained by the original sponsors of an MLP, such as its founders, corporate partners and entities that sell assets to the MLP. The holder of the general partner interest can be liable in certain circumstances for amounts greater than the amount of the holder's investment. General partner interests often confer direct board participation rights in, and in many cases control over the operations of, the MLP. General partner or managing member interests receive cash distributions, typically in an amount of up to 2% of available cash, which is contractually defined in the partnership or limited liability company agreement. In addition, holders of general partner or managing member interests typically receive incentive distribution rights, which provide them with an increasing share of the entity's aggregate cash distributions upon the payment of per common unit distributions that exceed specified threshold levels above the MQD. Due to the incentive distribution rights, GP MLPs have higher distribution growth prospects than their underlying MLPs, but quarterly incentive distribution payments would also decline at a greater rate than the decline rate in quarterly distributions to common and subordinated unit holders in the event of a reduction in the MLP's quarterly distribution.

I-Shares.  I-Shares represent an ownership interest issued by an MLP affiliate. The MLP affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the MLP in the form of I-units. Thus, I-Shares represent an indirect limited partner interest in the MLP. I-units have features similar to MLP common units in terms of voting rights, liquidation preference and distribution. I-Shares differ from MLP common units primarily in that instead of receiving cash distributions, holders of I-Shares will receive distributions of additional I-Shares in an amount equal to the cash distributions received by common unit holders. I-shares are traded on the NYSE.

Other Fund Investments

Other Equity Securities.  The Fund may invest in equity securities of issuers other than MLPs, including common stocks of non-MLP issuers. Such issuers may be organized and/or taxed as corporations and therefore may not offer the advantageous tax characteristics of MLP equity securities.

Debt Securities. The Fund may invest in debt securities of MLPs and other issuers.  Debt securities of MLPs do not offer the advantageous tax characteristics of MLP equity securities.  Debt securities in which the Fund may invest may provide for fixed or variable principal payments and various types of interest rate and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features.  Certain debt securities are "perpetual" in that they have no maturity date.  Certain debt securities are zero coupon bonds, which do not pay interest either for the entire life of the obligations or for an initial period after the issuance of the obligation.  The Fund may invest in debt securities without regard for their maturity.  The Fund may invest up to 10% of its total assets in debt securities rated below investment grade (that is, rated Ba or lower by Moody's Investors Service, Inc. ("Moody's"), BB or lower by Standard & Poor's Ratings Group ("S&P"), comparably rated by another statistical rating organization, or, if unrated, as determined by the Investment Adviser to be of comparable credit quality).  These debt securities are commonly referred to as "high yield" securities or "junk bonds" and are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations, and involve major risk exposure to adverse conditions.  Rating agencies are private services that provide ratings of the credit quality of debt obligations.  Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks or the liquidity of securities. Rating agencies may fail to make timely changes in credit ratings and an issuer's current financial condition may be better or worse than a rating indicates. To the extent that the issuer of a security pays a rating agency for the analysis of its security, an inherent conflict of interest may exist that could affect the reliability of the rating.

Non-U.S. Securities.   The Fund may invest up to 20% of its total assets in non-U.S. securities, including, among other things, Canadian income and royalty trusts. Canadian income and royalty trusts are publicly traded investment vehicles that gather income on royalties and pay out almost all cash flows to shareholders as distributions. The trusts typically have no physical operations and no management or employees.  Canadian income and royalty trusts are, in some respects, similar to certain MLPs and include risks similar to those MLPs.  The Fund's investments in non-U.S. securities may include non-U.S. securities represented by American Depositary Receipts or "ADRs." ADRs are certificates evidencing ownership of shares of a non-U.S. issuer that are issued by depositary banks and generally trade on an established market in the United States or elsewhere.

Strategic Transactions.  The Fund may, but is not required to, use various investment strategies (referred to herein as "Strategic Transactions") for a variety of purposes including hedging, risk management, portfolio management or to earn income. The Fund's use of Strategic Transactions may involve the purchase and sale of derivative instruments such as options, forwards, futures, options on futures, swaps and other related instruments and techniques. Such derivatives may be based on a variety of underlying instruments, including equity and debt securities, indexes, interest rates, currencies and other assets. Strategic Transactions often have risks similar to the equity securities or fixed income securities underlying the Strategic Transactions and may have additional risks of the Strategic Transactions as described herein. The Fund's use of Strategic Transactions may also include other instruments, strategies and techniques, including newly developed or permitted instruments, strategies and techniques, consistent with the Fund's investment objectives and applicable regulatory requirements.

 The use of Strategic Transactions involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Strategic Transactions may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The Fund complies with applicable regulatory requirements when implementing Strategic Transactions, including the segregation of cash and/or liquid securities on the books of the Fund's custodian, as mandated by SEC rules or SEC staff positions. A more complete discussion of Strategic Transactions and their risks is included in the Fund's Statement of Additional Information. Although the Investment Adviser seeks to use Strategic Transactions to further the Fund's investment objective, no assurance can be given that the use of Strategic Transactions will achieve this result.

Illiquid Securities.  The Fund may invest up to 15% of its net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

Temporary Defensive Strategies.  When market conditions dictate a more defensive investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in money-market instruments including obligations of the U.S. government, its agencies or instrumentalities, other high-quality debt securities, including prime commercial paper, repurchase agreements and bank obligations, such as bankers' acceptances and certificates of deposit. Under normal market conditions, the potential for capital appreciation on these securities will tend to be lower than the potential for capital appreciation on other securities that may be owned by the Fund. In taking such a defensive position, the Fund would temporarily not be pursuing its principal investment strategies and may not achieve its investment objective.

Principal Risks of Investing in the Fund

The Fund's principal risks are discussed below. The value of the Fund's investments may increase or decrease, which will cause the value of the Fund's shares to increase or decrease. As a result, you may lose money on your investment in the Fund, and there can be no assurance that the Fund will achieve its investment objective. An investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. The value of your investment in the Fund will fluctuate, sometimes dramatically, which means you could lose money.

Market Risk.  The market value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security's market value also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Issuer Risk.  The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services.

MLPs and Other Natural Resources Sector Companies Risks.  Under normal circumstances, the Fund concentrates its investments in the natural resources sector, with an emphasis on securities issued by

MLPs.  MLPs and other natural resources sector companies are subject to certain risks, including, but not limited to, the following:

Commodity Price Risk.  MLPs and other companies operating in the natural resources sector may be affected by fluctuations in the prices of commodities, including, for example, natural gas, natural gas liquids, crude oil and coal, in the short- and long-term. Natural resources commodity prices have been very volatile in the past and such volatility is expected to continue.  Fluctuations in commodity prices can result from changes in general economic conditions or political circumstances (especially of key energy-consuming countries); market conditions; weather patterns; domestic production levels; volume of imports; energy conservation; domestic and foreign governmental regulation; international politics; policies of the Organization of Petroleum Exporting Countries ("OPEC"); taxation; tariffs; and the availability and costs of local, intrastate and interstate transportation methods.  Companies engaged in crude oil and natural gas exploration, development or production, natural gas gathering and processing, crude oil refining and transportation and coal mining or sales may be directly affected by their respective natural resources commodity prices. The volatility of, and interrelationships between, commodity prices can also indirectly affect certain companies due to the potential impact on the volume of commodities transported, processed, stored or distributed. Some companies that own the underlying  commodities may be unable to effectively mitigate or manage direct margin exposure to commodity price levels.  The natural resources sector as a whole may also be impacted by the perception that the performance of natural resources sector companies is directly linked to commodity prices. The prices of companies' securities can be adversely affected by market perceptions that their performance and distributions or dividends are directly tied to commodity prices. High commodity prices may drive further energy conservation efforts and a slowing economy may adversely impact energy consumption which may adversely affect the performance of MLPs and other companies operating in the natural resources sector.  Recent economic and market events have fueled concerns regarding potential liquidations of commodity futures and options positions.

Cyclicality Risk.  The highly cyclical nature of the natural resources sector may adversely affect the earnings or operating cash flows of the issuers in which the Fund will invest.

Supply Risk.  A significant decrease in the production of natural gas, crude oil, coal or other energy commodities would reduce the revenue, operating income and operating cash flows of MLPs and other natural resources sector companies and, therefore, their ability to make distributions or pay dividends.    The volume of production of energy commodities and the volume of energy commodities available for transportation, storage, processing or distribution could be affected by a variety of factors, including depletion of resources; depressed commodity prices; catastrophic events; labor relations; increased environmental or other governmental regulation; equipment malfunctions and maintenance difficulties; import volumes; international politics, policies of OPEC; and increased competition from alternative energy sources.

Demand Risk.  A sustained decline in demand for coal, natural gas, natural gas liquids, crude oil and refined petroleum products could adversely affect a company's revenues and cash flows.  A decline in demand for energy commodities could result from factors such as adverse economic conditions (especially in key energy-consuming countries); increased taxation; increased environmental or other governmental regulation; increased fuel economy; increased energy conservation or use of alternative energy sources; legislation intended to promote the use of alternative energy sources; or increased commodity prices.

Risks Relating to Expansions and Acquisitions.  MLPs and other natural resources sector companies employ a variety of means to increase cash flow, including increasing utilization of existing facilities, expanding operations through new construction or development activities, expanding operations through acquisitions, or securing additional long-term contracts. Thus, some companies may be subject to construction risk, development risk, acquisition risk or other risks arising from their specific business strategies. Companies that attempt to grow through acquisitions may not be able to effectively integrate acquired operations with their existing operations.

Competition Risk.  The natural resources sector is highly competitive. To the extent that the companies in which the Fund will invest are unable to compete effectively, their operating results, financial position, growth potential and cash flows may be adversely affected, which could in turn adversely affect the results of the Fund.

Weather Risk.  Extreme weather conditions could result in substantial damage to the facilities of certain MLPs and other natural resources sector companies located in the affected areas and significant volatility in the supply of natural resources, commodity prices and the earnings of such companies, and could therefore adversely affect their securities.

Cash Flow Risk.  The Fund will derive substantially all of its cash flow from investments in equity securities of MLPs and other natural resources sector companies. The amount of cash that the Fund has available to distribute to shareholders will depend on the ability of the companies in which the Fund has an interest to make distributions or pay dividends to their investors and the tax character of those distributions or dividends. The Fund will likely have no influence over the actions of the MLPs in which it invests with respect to the payment of distributions or dividends, and may only have limited influence over other natural resource sector companies in that regard.

Regulatory Risk.  The profitability of MLPs and other natural resources sector companies could be adversely affected by changes in the regulatory environment. Such companies are subject to significant foreign, federal, state and local regulation in virtually every aspect of their operations, including with respect to how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for the products and services they provide. Such regulation can change over time in both scope and intensity.  MLPs may be adversely affected by additional regulatory requirements enacted in response to the 2010 Deepwater Horizon oil spill.  While the nature of such regulations cannot be predicated at this time, they may impose additional costs or limit certain operations by MLPs operating in various sectors.

Environmental Risk.  There is an inherent risk that MLPs may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle.  For example, an accidental release from wells or gathering pipelines could subject them to substantial liabilities for environmental cleanup and restoration costs, claims made by neighboring landowners and other third parties for personal injury and property damage, and fines or penalties for related violations of environmental laws or regulations.  Moreover, the possibility exists that stricter laws, regulations or enforcement policies could significantly increase the compliance costs of MLPs, and the cost of any remediation that may become necessary.  MLPs may not be able to recover these costs from insurance. Specifically, the operations of wells, gathering systems, pipelines, refineries and other facilities are subject to stringent and complex federal, state and local environmental laws and regulations.  These include, for example:  (i) the federal Clean Air Act and comparable state laws and regulations that impose obligations related to air emissions, (ii) the federal Clean Water Act and comparable state laws and regulations that impose obligations related to discharges of pollutants into regulated bodies of water, (iii) the federal Resource Conservation and Recovery Act ("RCRA") and comparable state laws and regulations that impose requirements for the handling and disposal of waste from facilities; and (iv) the federal Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA"), also known as "Superfund," and comparable state laws and regulations that regulate the cleanup of hazardous substances that may have been released at properties currently or previously owned or operated by MLPs or at locations to which they have sent waste for disposal. Failure to comply with these laws and regulations may trigger a variety of administrative, civil and criminal enforcement measures, including the assessment of monetary penalties, the imposition of remedial requirements, and the issuance of orders enjoining future operations.  Certain environmental statutes, including RCRA, CERCLA, the federal Oil Pollution Act and analogous state laws and regulations, impose strict, joint and several liability for costs required to clean up and restore sites where hazardous substances have been disposed of or otherwise released.  Moreover, it is not uncommon for neighboring landowners and other third parties to file claims for personal injury and property damage allegedly caused by the release of hazardous substances or other waste products into the environment. Voluntary initiatives and mandatory controls have been adopted or are being discussed both in the United States and worldwide to reduce emissions of "greenhouse gases" such as carbon dioxide, a by-product of burning fossil fuels, and methane, the major constituent of natural gas.  These measures and future measures could result in increased costs to certain companies in which the Fund may invest to operate and maintain facilities and administer and manage a greenhouse gas emissions program and may reduce demand for fuels that generate greenhouse gases and that are managed or produced by companies in which the Fund may invest. In the wake of a Supreme Court decision holding that the Environmental Protection Agency ("EPA") has some legal authority to deal with climate change under federal Clean Air Act of 1990, as amended (the "Clean Air Act"), the EPA and the Department of Transportation jointly wrote regulations to cut gasoline use and control greenhouse gas emissions from cars and trucks.  These measures, and other programs addressing greenhouse gas emissions, could reduce demand for energy or raise prices, which may adversely affect the total return of certain of the Fund's investments.  MLPs may be subject to increased environmental regulations enacted in response to the 2010 Deepwater Horizon oil spill.

Affiliated Party Risk.  Certain MLPs and other natural resources sector companies are dependent on their parents or sponsors for a majority of their revenues. Any failure by the parents or sponsors to satisfy their payments or obligations would impact the company's revenues and cash flows and ability to make distributions. Moreover, the terms of a company's transactions with its parent or sponsor are typically not arrived at on an arm's-length basis, and may not be as favorable to the company as a transaction with a non-affiliate.

Catastrophe and Terrorism Risk.  The operations of MLPs and other natural resources sector companies are subject to many hazards inherent in their business, including damage to production equipment, pipelines, storage tanks or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters; inadvertent damage from construction or other equipment; leaks of natural gas, natural gas liquids, crude oil, refined petroleum products or other hydrocarbons; and fires and explosions. Since the September 11th terrorist attacks, the U.S. government has issued warnings that energy assets, specifically U.S. pipeline infrastructure, may be targeted in future terrorist attacks.  These dangers give rise to risks of substantial losses as a result of loss or destruction of commodity reserves; damage to or destruction of property, facilities and equipment; pollution and environmental damage; and personal injury or loss of life.

Industry Specific Risk.  MLPs and other natural resources sector companies are also subject to risks that are specific to the particular industry in which they operate.

Pipeline.  Pipeline companies are subject to the demand for natural gas, natural gas liquids, crude oil or refined petroleum products in the markets they serve, changes in the availability of products for gathering, transportation, processing or sale due to natural declines in reserves and production in the supply areas serviced by the companies' facilities, sharp decreases in crude oil or natural gas prices that cause producers to curtail production or reduce capital spending for exploration activities, and environmental regulation. Demand for gasoline, which accounts for a substantial portion of refined product transportation, depends on price, prevailing economic conditions in the markets served, and demographic and seasonal factors.   Companies that own interstate pipelines that transport natural gas, natural gas liquids, crude oil or refined petroleum products are subject to regulation by the Federal Energy Regulatory Commission ("FERC") with respect to the tariff rates they may charge for transportation services. An adverse determination by FERC with respect to the tariff rates of such a company could have a material adverse effect on its business, financial condition, results of operations and cash flows of those companies and their ability to pay cash distributions or dividends. In addition, FERC has a tax allowance policy, which permits such companies to include in their cost of service an income tax allowance to the extent that their owners have an actual or potential tax liability on the income generated by them. If FERC's income tax allowance policy were to change in the future to disallow a material portion of the income tax allowance taken by such interstate pipeline companies, it would adversely impact the maximum tariff rates that such companies are permitted to charge for their transportation services, which would in turn adversely affect the results of operations and cash flows of those companies and their ability to pay cash distributions or dividends to their unit holders or shareholders.

Gathering and processing.  Gathering and processing companies are subject to natural declines in the production of oil and natural gas fields, which utilize their gathering and processing facilities as a way to market their production, prolonged declines in the price of natural gas or crude oil, which curtails drilling activity and therefore production, and declines in the prices of natural gas liquids and refined petroleum products, which cause lower processing margins. In addition, some gathering and processing contracts subject the gathering or processing company to direct commodities price risk.

Exploration and production. Exploration, development and production companies are particularly vulnerable to declines in the demand for and prices of crude oil and natural gas.  Reductions in prices for crude oil and natural gas can cause a given reservoir to become uneconomic for continued production earlier than it would if prices were higher, resulting in the plugging and abandonment of, and cessation of production from, that reservoir.  In addition, lower commodity prices not only reduce revenues but also can result in substantial downward adjustments in reserve estimates.  The accuracy of any reserve estimate is a function of the quality of available data, the accuracy of assumptions regarding future commodity prices and future exploration and development costs and engineering and geological interpretations and judgments.  Different reserve engineers may make different estimates of reserve quantities and related revenue based on the same data.  Actual oil and gas prices, development expenditures and operating expenses will vary from those assumed in reserve estimates, and these variances may be significant.  Any significant variance from the assumptions used could result in the actual quantity of reserves and future net cash flow being materially different from those estimated in reserve reports.  In addition, results of drilling, testing and production and changes in prices after the date of reserve estimates may result in downward revisions to such estimates.  Substantial downward adjustments in reserve estimates could have a material adverse effect on a given exploration and production company's financial position and results of operations.  In addition, due to natural declines in reserves and production, exploration and production companies must economically find or acquire and develop additional reserves in order to maintain and grow their revenues and distributions.

Oil.  In addition to the risk described above applicable to pipeline companies, gathering and processing companies and exploration and production companies, companies involved in the transportation, gathering, processing, exploration, development or production of crude oil or refined petroleum products may be adversely affected by increased regulations, increased operating costs and reductions in the supply of and/or demand for crude oil and refined petroleum products as a result of the 2010 Deepwater Horizon oil spill and the reaction thereto.  Increased regulation may result in a decline in production and/or increased cost associated with offshore oil exploration in the United States and around the world, which may adversely affect certain MLPs and the oil industry in general.  Continued financial deterioration of BP plc as a result of the 2010 Deepwater Horizon oil spill may have wide-ranging and unforeseen impacts on the oil industry and the broader natural resources sector.

Propane.  Propane companies are subject to earnings variability based upon weather patterns in the locations where they operate and increases in the wholesale price of propane which reduce profit margins. In addition, propane companies are facing increased competition due to the growing availability of natural gas, fuel oil and alternative energy sources for residential heating.

Coal.  Coal companies are subject to declines in the demand for and prices of coal. Demand variability can be based on weather conditions, the strength of the domestic economy, the level of coal stockpiles in their customer base, and the prices of competing sources of fuel for electric generation. They are also subject to supply variability based on geological conditions that reduce the productivity of mining operations, the availability of regulatory permits for mining activities and the availability of coal that meets the standards of the Clean Air Act.

Marine shipping.  Marine shipping companies are subject to supply of and demand for, and level of consumption of, natural gas, liquefied natural gas, crude oil, refined petroleum products and liquefied petroleum gases in the supply and market areas they serve, which affect the demand for marine shipping services and therefore charter rates. Shipping companies' vessels and cargoes are also subject to the risk of being damaged or lost due to marine disasters, extreme weather, mechanical failures, grounding, fire, explosions, collisions, human error, piracy, war and terrorism.

MLP Structure Risk. Holders of MLP units are subject to certain risks inherent in the structure of MLPs, including (i) tax risks (described further below), (ii) the limited ability to elect or remove management or the general partner or managing member (iii) limited voting rights, except with respect to extraordinary transactions, and (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities.

Tax Risks.  In addition to other risk considerations, an investment in the Fund's common shares will involve certain tax risks, including, but not limited to, the risks summarized below and discussed in more detail elsewhere in this Prospectus. Tax matters are complicated, and the foreign and U.S. federal, state and local tax consequences of the purchase and ownership of the Fund's common shares will depend on the facts of each investor's situation. Prospective investors are encouraged to consult their own tax advisors regarding the specific tax consequences that may affect such investors.

MLP Tax Risk.  Changes in tax laws, regulations or interpretations of those laws or regulations in the future could adversely affect the Fund or the MLPs or other natural resource sector companies in which the Fund will invest. Any such changes could negatively impact the Fund's common shareholders. Legislation could also negatively impact the amount and tax characterization of dividends received by the Fund's common shareholders. Federal legislation has reduced the federal income tax rate on qualified dividend income to the rate applicable to long-term capital gains, which is generally 15% for individuals, provided a holding period requirement and certain other requirements are met. This reduced rate of tax on dividends is currently scheduled to revert to ordinary income tax rates (i.e., up to 39.6%) for taxable years beginning after December 31, 2010, and the 15% federal income tax rate for long-term capital gains is scheduled to revert to 20% for such taxable years.  The proposed U.S. federal budget for fiscal year 2011 calls for the elimination of approximately $40 billion in tax incentives widely used by oil, gas and coal companies and the imposition of new fees on certain energy producers. The elimination of such tax incentives and imposition of such fees could adversely affect MLPs and other natural resources sector companies in which the Fund invests and/or the natural resources sector generally

The Fund's ability to meet its investment objective will depend partially on the amounts of taxable income, distributions and dividends it receives from the securities in which it will invest, a factor over which it will have no control. The benefit the Fund will derive from its investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes. As a partnership, an MLP has no federal income tax liability at the entity level. If, as a result of a change in current law or a change in an MLP's business, an MLP were to be treated as a corporation for federal income tax purposes, it would be subject to federal income tax on its income at the graduated tax rates applicable to corporations (currently a maximum rate of 35%). In addition, if an MLP were to be classified as a corporation for federal income tax purposes, the amount of cash available for distribution by it would be reduced and distributions received by the Fund from it would be taxed under federal income tax laws applicable to corporate distributions (as dividend income, return of capital, or capital gain). Therefore, treatment of MLPs as corporations for federal income tax purposes would result in a reduction in the after-tax return to the Fund, likely causing a reduction in the value of the Fund's common shares.

C Corporation Structure Tax Risks.  The Fund is treated as a regular corporation, or "C" corporation, for U.S. federal income tax purposes. Accordingly, the Fund generally is subject to

U.S. federal income tax on its taxable income at the graduated rates applicable to corporations (currently at a maximum rate of 35%). Because of the Fund's concentration in MLP investments, the Fund is not eligible to elect to be treated as a regulated investment company under the Code.  Accordingly, the Fund generally is subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations (currently at a maximum rate of 35%) and is subject to state income tax by reason of its investments in equity securities of MLPs. As a limited partner or member in the MLPs in which the Fund will invest, the Fund will be required to include in its taxable income its allocable share of income, gains, losses, deductions, and credits from those MLPs, regardless of whether they distribute any cash to the Fund. Historically, a significant portion of the distributions on MLPs equity securities has been offset by tax deductions. As the holder of an MLP equity security, the Fund will incur a current tax liability on its allocable share of an MLP's income and gains that is not offset by tax deductions, losses and credits, or the Fund's net operating loss carryforwards, if any. The portion, if any, of a distribution received by the Fund as the holder of an MLP equity security that is offset by the MLP's tax deductions, losses or credits will be treated as a return of capital. However, those distributions will reduce the Fund's adjusted tax basis in the equity securities of the MLP, which will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the Fund for tax purposes upon the sale of any such equity securities or upon subsequent distributions in respect of such equity securities. The percentage of an MLP's income and gains that is offset by tax deductions, losses and credits will fluctuate over time for various reasons. A significant slowdown in acquisition activity or capital spending by MLPs held in the Fund's portfolio could result in a reduction of accelerated depreciation generated by new acquisitions, which may result in increased current tax liability for the Fund.  The final portion of the distributions received by the Fund that are considered return of capital will not be known until the Fund's receives a schedule K-1 with respect to each of its MLP investments.  The Fund's tax liability will not be known until the Fund completes its annual tax return.  The Fund's tax estimates could vary substantially from the actual liability and therefore the determination of the Fund's actual tax liability may have a material impact on the Fund's net asset value.

Deferred Tax Risks.  The Fund will accrue deferred income taxes for its future tax liability associated with that portion of distributions on MLP equity securities considered to be a return of capital, as well as for its future tax liability associated with the capital appreciation of its investments. These accrued deferred income taxes will be reflected each day in the Fund's net asset value per share. Upon the Fund's sale of an MLP equity security, the Fund may be liable for previously deferred taxes. The daily estimates of deferred income taxes used to calculate the Fund's net asset value could vary dramatically from the Fund's actual tax liability.  These potential differences in the estimated deferred taxes versus actual tax liability could have a material impact on the Fund's net asset value.  The Fund will rely to some extent on information provided by MLPs, which is not necessarily timely, to estimate deferred tax liability for purposes of financial statement reporting and determining its net asset value. From time to time, the Fund will modify its estimates or assumptions regarding its deferred tax liability as new information becomes available.  Modifications of such estimates or assumptions or changes in applicable tax law could result in increases or decreases in the Fund's net asset value per share.

The portion, if any, of a distribution on an MLP equity security received by the Fund that is offset by the MLP's tax deductions, losses or credits will be treated as a return of capital. However, those distributions will reduce the Fund's adjusted tax basis in the equity securities of the MLP, which will result in an increase in the amount of gain (or a decrease in the amount of loss) that will be recognized on the sale of an equity security in the MLP by the Fund.  If the Fund is required to sell equity securities in the MLPs to meet redemption requests, the Fund likely will recognize ordinary income and/or gain for U.S. federal and state income tax purposes, which will result in corporate income taxes imposed on the fund and decrease cash available for distribution to shareholders.  No assurance can be given that such taxes will not exceed the Fund's deferred tax assumptions for purposes of computing the Fund's net asset value per share, which would result in an immediate reduction of the Fund's net asset value per share.

See "Tax Matters."

Equity Securities Risk.  MLP common units and other equity securities can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or the energy sector, changes in a particular issuer's financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs and other equity securities also can be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

Small-Cap and Mid-Cap Company Risk. Certain of the MLPs and other natural resources sector companies in which the Fund may invest may have small or medium-sized market capitalizations ("small-cap" and "mid-cap" companies, respectively). Investing in the securities of small-cap or mid-cap companies presents some particular investment risks. These companies may have limited product lines and markets, as well as shorter operating histories, less experienced management and more limited financial resources than larger companies, and may be more vulnerable to adverse general market or economic developments. Stocks of these companies may be less liquid than those of larger companies, and may experience greater price fluctuations than larger companies. In addition, small-cap or mid-cap company securities may not be widely followed by investors, which may result in reduced demand.

Liquidity Risk.  The investments made by the Fund, including investments in MLPs, may be illiquid and consequently the Fund may not be able to sell such investments at prices that reflect the Investment Adviser's assessment of their value, the value at which the Fund is carrying the securities on its books or the amount paid for such investments by the Fund. Furthermore, the nature of the Fund's investments may require a long holding period prior to profitability.   The securities of privately held companies are generally illiquid.  Privately held companies are not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, the Investment Adviser may not have timely or accurate information about the business, financial condition and results of operations of the privately held companies in which the Fund invests.

Risks Associated with an Investment in Non-U.S. Companies.  Investing in securities of non-U.S. issuers involves certain risks not involved in domestic investments, including, but not limited to: fluctuations in currency exchange rates; future foreign economic, financial, political and social developments; different legal systems; the possible imposition of exchange controls or other foreign governmental laws or restrictions; lower trading volume; greater price volatility and illiquidity; different trading and settlement practices; less governmental supervision; high and volatile rates of inflation; fluctuating interest rates; less publicly available information; and different accounting, auditing and financial recordkeeping standards and requirements.  Because the Fund may invest in securities denominated or quoted in non-U.S. currencies, changes in the non-U.S. currency/U.S. dollar exchange rate may affect the value of the Fund's securities and the unrealized appreciation or depreciation of its investments.  Emerging markets may be subject to economic, social and political risks not applicable to instruments of developed market issuers, such as repatriation, exchange control or other monetary restrictions, taxation risks, and special considerations due to limited publicly available information, less stringent regulatory standards, and lack of uniformity in accounting.

Debt Securities Risks.  Debt securities are subject to many of the risks described elsewhere in this section. In addition, they are subject to credit risk, prepayment risk and, depending on their quality, other special risks An issuer of a debt security may be unable to make interest payments and repay principal. The Fund could lose money if the issuer of a debt obligation is, or is perceived to be, unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of a security may further decrease its value.  Below investment grade and unrated debt securities generally pay a premium above the yields of U.S. government securities or debt securities of investment grade issuers because they are subject to greater risks than these securities. These risks, which reflect their speculative character, include the following: greater yield and price volatility; greater credit risk and risk of default; potentially greater sensitivity to general economic or industry conditions; potential lack of attractive resale opportunities (illiquidity); and additional expenses to seek recovery from issuers who default.   Certain debt

instruments, particularly below investment grade securities, may contain call or redemption provisions which would allow the issuer of the debt instrument to prepay principal prior to the debt instrument's stated maturity. This is also sometimes known as prepayment risk. Prepayment risk is greater during a falling interest rate environment as issuers can reduce their cost of capital by refinancing higher yielding debt instruments with lower yielding debt instruments. An issuer may also elect to refinance its debt instruments with lower yielding debt instruments if the credit standing of the issuer improves. To the extent debt securities in the Fund's portfolio are called or redeemed, the Fund may be forced to reinvest in lower yielding securities

Valuation Risk.  Market prices may not be readily available for certain of the Fund's investments, and the value of such investments will ordinarily be determined based on fair valuations determined by the Board of Trustees of the Trust (the "Board") or its designee pursuant to procedures adopted by the Board. Restrictions on resale or the absence of a liquid secondary market may adversely affect the Fund's ability to determine its net asset value. The sale price of securities that are not readily marketable may be lower or higher than the Fund's most recent determination of their fair value.

In calculating the Fund's daily net asset value, the Fund will account for deferred tax assets or liabilities, which reflect taxes on unrealized gains or losses, which are attributable to the temporary differences between fair market value and tax basis of the Fund's assets, the net tax effects of temporary differences between the carrying amounts of the Fund's assets and liabilities for financial reporting purposes relative to the amounts used for income tax purposes and the net tax benefit of accumulated net operating losses and capital losses. A deferred tax liability is recognized for temporary differences that will result in taxable amounts in future years.  A deferred tax asset is recognized for temporary differences that will result in deductible amounts in future years and for carryforwards. A deferred tax asset may be used to reduce a subsequent period's income tax expense, subject to certain limitations. The daily estimates of deferred income taxes used to calculate the Fund's net asset value could vary dramatically from the Fund's actual tax liability.  These potential differences in the estimated deferred taxes versus actual tax liability could have a material impact on the Fund's net asset value.

 To the extent the Fund has a deferred tax asset, the Fund will periodically assess whether a valuation allowance is required, considering all positive and negative evidence related to the realization of the deferred tax asset. The Fund is a new entity and has no history of profits and therefore it may be necessary for the Fund to apply a valuation allowance against a deferred tax asset.  The timing and the amount of the potential valuation allowance will not be known until the completion of the Fund's annual audit and therefore could have a material impact on the Fund's net asset value.

 In order to estimate taxable income allocable to the MLP units held in the Fund's portfolio and the associated deferred tax asset or liability, the Fund may rely to some extent on information provided by the MLPs in which the Fund invests, which may not necessarily be timely.  Such estimates are made in good faith.  From time to time, as new information becomes available, the Fund may modify its estimates or assumptions regarding a deferred tax asset or liability. Modifications of such estimates or assumptions or changes in applicable tax law could result in increases or decreases in the Fund's net asset value per share.

Strategic Transactions Risks.  The use of derivatives has risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative investments. Furthermore, the ability to successfully use these techniques depends on the Fund's ability to predict pertinent market movements, which cannot be assured. Thus, their use may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash, or other assets held in margin accounts with respect to derivative transactions, are not otherwise available to the Fund for investment purposes.  Proposed legislation regarding regulation of the financial sector could change the way in which derivative instruments are regulated and/or traded.  Such regulation may impact the availability, liquidity and cost of derivative instruments.  There can be no assurance that such legislation or regulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objective.

Management Risk.  The Fund's portfolio is subject to investment management risk because it will be actively managed. The Investment Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired results.

Dependence on Key Personnel.  The Fund is dependent upon the Investment Adviser's key personnel for its future success and upon their access to certain individuals and investments in the natural resources sector. In particular, the Fund will depend on the diligence, skill and network of business contacts of the personnel of the Investment Adviser and its portfolio manager, who will evaluate, negotiate, structure, close and monitor the Fund's investments. The portfolio manager does not have a long-term employment contract with the Investment Adviser, although he does have an equity interest and other financial incentives to remain with the firm.  Conflicts of interest may arise because the Investment Adviser and its affiliates generally will be carrying on substantial investment activities for other clients, including, but not limited to, the other pooled investment vehicles, in which the Fund will have no interest. The Investment Adviser or its affiliates may have financial incentives to favor certain of such accounts over the Fund. Any of their proprietary accounts and other customer accounts may compete with the Fund for specific  trades. Notwithstanding these potential conflicts of interest, the Board and officers of the Trust have a fiduciary obligation to act in the Fund's best interest.

Terrorism and Market Disruption Risk.  As a result of the terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, some of the U.S. securities markets were closed for a four-day period.  These terrorist attacks, the war in Iraq and its aftermath and other geopolitical events have led to, and may in the future lead to, increased short-term market volatility and may have long-term effects on U.S. and world economies and markets.  Global political and economic instability could affect the operations of MLPs and other companies in the energy and natural resources sectors in unpredictable ways, including through disruptions of natural resources supplies and markets and the resulting volatility in commodity prices.  The U.S. government has issued warnings that natural resources assets, specifically pipeline infrastructure and production, transmission and distribution facilities, may be future targets of terrorist activities.  In addition, changes in the insurance markets have made certain types of insurance more difficult, if not impossible, to obtain and have generally resulted in increased premium costs.

Recent Market and Economic Developments.  Global financial markets have experienced periods of unprecedented turmoil.  The debt and equity capital markets in the United States were negatively impacted by significant write-offs in the financial services sector relating to subprime mortgages and the re-pricing of credit risk in the broader market, among other things.  These events, along with the deterioration of the housing market, the failure of major financial institutions and the concerns that other financial institutions as well as the global financial system were also experiencing severe economic distress materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial firms in particular.  These events contributed to severe market volatility and caused severe liquidity strains in the credit markets.  Volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund.

 The third and fourth quarters of 2009 witnessed more stabilized economic activity as expectations for an economic recovery increased.  However, risks to a robust resumption of growth persist: a weak consumer weighed down by too much debt and increasing joblessness, the growing size of the federal budget deficit and national debt, and the threat of inflation.  A return to unfavorable economic conditions or sustained economic slowdown may place downward pressure on oil and natural gas prices and may adversely affect the ability of MLPs to sustain their historical distribution levels, which in turn, may adversely affect the Fund.  MLPs that have historically relied heavily on outside capital to fund their growth have been impacted by the contraction in the capital markets.  The continued recovery of the MLP sector is dependent on several factors, including the recovery of the financial sector, the general economy and the commodity markets.

 The current financial market situation, as well as various social, political, and psychological tensions in the United States and around the world, may continue to contribute to increased market volatility, may have long-term effects on the U.S. and worldwide financial markets; and may cause further economic uncertainties or deterioration in the United States and worldwide.  The prolonged continuation or further deterioration of the current U.S. and global economic downturn could adversely impact the Fund's portfolio.  The Investment Adviser does not know how long the financial markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets in the Fund's portfolio.  The Investment Adviser intends to monitor developments and seek to manage the Fund's portfolio in a manner consistent with achieving the Fund's investment objective, but there can be no assurance that it will be successful in doing so.

 Government Intervention in Financial Markets.  The instability in the financial markets discussed above has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity.  Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable.  Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions.  The long-term implications of government ownership and disposition of these assets are unclear, and may have positive or negative effects on the liquidity, valuation and performance of the Fund's portfolio holdings.

MANAGEMENT OF THE FUND

The Board is responsible for supervising the operations and affairs of the Fund and overseeing the actions of the Investment Adviser and the Distributor. The Trust's officers, who are all officers or employees of the Investment Adviser or its affiliates, are responsible for the day-to-day management and administration of the Fund's operations.

Investment Adviser

Subject to the overall supervision of the Board, the Fund is managed by Swank Energy Income Advisors, LP. The Investment Adviser is an SEC-registered investment adviser headquartered in Dallas, Texas.  The Investment Adviser serves as investment adviser to registered and unregistered funds, which invest primarily in securities of MLPs and other natural resource companies.  The Investment Adviser is also the sponsor of The Cushing® 30 MLP Index which is a fundamentally based MLP index, comprised of 30 equally weighted publicly traded energy infrastructure MLPs.   The Investment Adviser continues to seek to expand its platform of MLP-related investment products, leveraging extensive industry contacts and unparalleled research depth to drive both passive and actively managed investment opportunities for individual and institutional investors.  The Investment Adviser seeks to identify and exploit investment niches it believes are generally less understood and less followed by the broader investor community.  The Investment Adviser's principal business address is 8117 Preston Road, Suite 440, Dallas, Texas 75225

The Investment Adviser considers itself one of the principal professional institutional investors in the MLP space based on the following:

•	An investment team with extensive experience in MLP analysis and investment, portfolio management, risk management, and private securities transactions.
•	Focus on bottom-up, fundamental analysis performed by its experienced investment team.
•
The investment team's wide range of professional backgrounds, market knowledge, industry relationships, and experience in the analysis, financing, and structuring of MLP investments give the Investment Adviser insight into, and the ability to identify and capitalize on, investment opportunities in MLPs and issuers in the natural resources sector.

•	Its central location in Dallas, Texas and proximity to major players and assets in the MLP space.

Advisory Agreement

The Investment Adviser manages the overall investment operations of the Fund in accordance with the Fund's investment objective and policies and formulates a continuing investment strategy for the Fund pursuant to the terms of an investment advisory agreement between the Investment Adviser and the Trust, on behalf of the Fund (the "Advisory Agreement").

Under the terms of the Advisory Agreement, the Fund pays the Investment Adviser a fee that is computed and paid monthly at an annual rate of [ ]% of the Fund's average daily net assets.  The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.

A discussion regarding the basis for the Board's approval of the Advisory Agreement will be available in the Fund's Annual Report for the fiscal year ending November 30, 2010.

Portfolio Management

Jerry V. Swank and Daniel L. Spears are the portfolio managers of the Fund.

Jerry V. Swank.  Mr. Swank formed Swank Capital, LLC in 2000 to provide proprietary energy research to a select group of institutional investors, emphasizing in-depth independent research. Prior to forming Swank Capital, LLC, Mr. Swank spent five years with John S. Herold, Inc. ("Herold"). Herold is an independent oil & gas research and consulting company. He joined Herold in 1995 and served as Managing Director heading up its sales and new product development team until May 1998, when he assumed the position of President. During this period, Mr. Swank developed an in-depth knowledge of the worldwide energy industry, sector profitability, global growth prospects and supply/demand dynamics. Prior to joining Herold, Mr. Swank spent 14 years with Credit Suisse First Boston Corporation in Institutional Equity and Fixed Income Sales in its Dallas office from 1980 to 1995. From 1985 to 1995 he was a Credit Suisse First Boston Corporation Director and Southwestern Regional Sales Manager. Prior to Credit Suisse First Boston Corporation, Mr. Swank worked from 1976 to 1980 on the buy side as an analyst and portfolio manager with Mercantile Texas Corp. Mr. Swank received a B.A. from the University of Missouri (Economics) in 1973 and an M.B.A. from the University of North Texas in 1978. Mr. Swank has served on the Board of Directors of John S. Herold, Inc., Matador Petroleum Corporation and Advantage Acceptance, Inc. and currently serves on the board of directors of The Cushing Fund (Offshore), Ltd. and The Dalrymple Global Resources Offshore Fund, Ltd. Mr. Swank is also Chairman of the Board, CEO, President, and Portfolio Manager for the Cushing MLP Total Return Fund.

Daniel L. Spears.  Mr.  Spears, Partner of Swank Capital, LLC, Portfolio Manager of the Swank MLP Convergence Fund, L.P., and Executive Vice President and Secretary of The Cushing MLP Total Return Fund, has 15 years of investment management and investment banking experience, all in the natural resource sector. Prior to joining Swank Capital in 2006, Mr. Spears was an investment banker in the Natural Resources Group at Banc of America Securities LLC for eight years. Prior to that, Mr. Spears was in the Global Energy and Power Investment Banking Group at Salomon Smith Barney. Mr. Spears currently serves on the Board of Directors for Lonestar Midstream, L.P. and PostRock Energy Corporation. Mr. Spears received his B.S. in Economics from the Wharton School of the University of Pennsylvania.

The Fund's Statement of Additional Information provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.

WHO SHOULD INVEST IN THE FUND?

Investors should consider their own investment goals, time horizon and risk tolerance before investing in the Fund. An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program. The Fund may be an appropriate investment for you if you are seeking:

•
The opportunity for attractive current income, the potential for partial inflation protection in the form of distribution growth and the potential for capital appreciation in a fund managed by an experienced team of portfolio and investment professionals.

•	Low correlation with broader equity or fixed income markets.
•
Exposure to a growing sub-sector of the natural resources universe, which sub-sector benefits from a tax-advantaged structure and which owns and operates integral infrastructure energy assets that are essential in meeting the growing demand from energy producers and consumers.

•	MLPs and securities of other natural resource sector companies researched and sourced by experienced investment professionals at the Investment Adviser.

FUND EXPENSES

The Fund pays all of its expenses other than those expressly assumed by the Investment Adviser. Expenses of the Fund are deducted from the Fund's total income before dividends are paid.  The Fund's expenses include, but are not limited to, (1) fees paid to the Investment Adviser and the Fund's administrator; (2) fees of the Fund's independent registered public accounting firm, custodian and transfer agent fees, and certain related expenses; (3) taxes; (4) brokerage fees and commissions; (5) interest; (6) costs incident to meetings of the Board and meetings of the Fund's shareholders; (7) costs of printing and mailing prospectuses and reports to shareholders and the filing of reports with regulatory bodies; (8) legal fees and disbursements; (9) fees payable to federal and state regulatory authorities; (10) fees and expenses of Trustees who are not "interested" persons, as defined by the 1940 Act, of the Fund; (11) with respect to Class A Shares and Class C Shares, applicable Distribution (12b-1) Plan and Service Plan fees; and (12) any extraordinary expenses.

NET ASSET VALUE

The net asset value per share for each class of shares of the Fund is determined once daily as of the close of regular session trading on the New York Stock Exchange (normally 4:00 p.m. eastern time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received.  The Board reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding.   Differences in net asset values per share of each class of the Fund's shares are generally expected to be due to the daily expense accruals of the specified distribution and service fees and transfer agency costs applicable to such class of shares and the differential in the dividends that may be paid on each class of shares.

The Fund will rely to some extent on information provided by the MLPs, which is not necessarily timely, to estimate taxable income allocable to the MLP units held in the Fund's portfolio and to estimate the associated deferred tax liability. From time to time the Fund will modify its estimates and/or assumptions regarding its deferred tax liability as new information becomes available. To the extent the Fund modifies its estimates and/or assumptions or to the extent that changes in applicable tax law or accounting procedures impact the manner in which the fund determines such estimates and/or assumptions, the net asset value of the Fund would likely fluctuate.

The Fund will use the following valuation methods to determine either current market value for investments for which market quotations are available, or if not available, the fair value, as determined in good faith pursuant to such policies and procedures as may be approved by the Board from time to time. The valuation of the portfolio securities of the Fund currently includes the following processes:

(i)           The market value of each security listed or traded on any recognized securities exchange or automated quotation system will be the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded. If no sale is reported on that date, the Investment Adviser utilizes, when available, pricing quotations from principal market makers. Such quotations may be obtained from third-party pricing services or directly from investment brokers and dealers in the secondary market. Generally, the Fund's loan and bond positions are not traded on exchanges and consequently are valued based on market prices received from third-party pricing services or broker-dealer sources.

(ii)           Dividends declared but not yet received, and rights in respect of securities which are quoted ex-dividend or ex-rights, will be recorded at the fair value of those dividends or rights, as determined by the Investment Adviser, which may (but need not) be the value so determined on the day such securities are first quoted ex-dividend or ex-rights.

(iii)           Listed options, or over-the-counter options for which representative brokers' quotations are available, will be valued in the same manner as listed or over-the-counter securities. Premiums for the sale of such options written by the Fund will be included in the assets of the Fund, and the market value of such options will be included as a liability.

(iv)           The Fund's non-marketable investments will generally be valued in such manner as the Investment Adviser determines in good faith to reflect their fair values under procedures established by, and under the general supervision and responsibility of, the Board. The pricing of all assets that are fair valued in this manner will be subsequently reported to and ratified by the Board.

When determining the fair value of an asset, the Investment Adviser will seek to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm's length transaction. Fair value determinations will be based upon all available factors that the Investment Adviser deems relevant.

Trading in securities on many foreign securities exchanges and over-the-counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days which are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Fund's net asset value is not calculated and on which the Fund does not effect sales, redemptions and exchanges of its shares. The Fund calculates net asset value per share, and therefore effects sales, redemptions and exchanges of its shares, as of the close of trading on the Exchange each day the Exchange is open for trading.

 If events occur between the time when a security's price was last determined on a securities exchange or market and the time when the Fund's net asset value is last calculated that the Investment Adviser deems materially affect the price of such security (for example, (i) movements in certain U.S. securities indices which demonstrate strong correlation to movements in certain foreign securities markets, (ii) a foreign securities market closes because of a natural disaster or some other reason, (iii) a halt in trading of the securities of an issuer on an exchange during the trading day or (iv) a significant event affecting an issuer occurs), such securities may be valued at their fair value as determined in good faith in accordance with procedures established by the Board, an effect of which may be to foreclose opportunities available to market timers or short-term traders. For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean of the bid price and asked price of such currencies against the U.S. dollar as quoted by a major bank.

DISTRIBUTION PLAN AND SERVICE PLAN

The Fund has adopted a distribution plan (the "Distribution Plan") with respect to its Class A Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to its Class A Shares and Class C Shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders of each such class and the maintenance of shareholder accounts.

 The amount of distribution fees and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution fees and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the Financial Industry Regulatory Authority ("FINRA"). The net income attributable to a class of shares will be reduced by the amount of the distribution fees and service fees and other expenses of the Fund associated with that class of shares.

 To assist investors in comparing classes of shares, the tables under the Prospectus heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares offered herein.

HOW TO DECIDE WHICH CLASS OF SHARES TO BUY

The Fund offers three different share classes — Class A Shares, Class C Shares and Class I Shares.  An investment in any share class of the Fund represents an investment in the same assets of the Fund. However, the fees, sales charges and expenses for each share class are different. By offering multiple classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares.

When selecting a share class, you should consider the following:

•	which share classes are available to you;
•	how much you intend to invest;
•	total costs and expenses associated with a particular share class; and
•	whether you qualify for a waiver or reduction of sales charges.

Each investor's financial considerations are different. You should speak with your financial advisor to help you decide which share class is best for you.  Not all financial intermediaries offer all classes.  If your financial intermediary offers more than one class of shares, you should carefully consider which class of shares to purchase.

Comparison of Share Classes

	Class A Shares	Class C Shares	Class I Shares
Terms	Offered at NAV plus a front-end sales charge	Offered at NAV with no front-end sales charge, but subject to a contingent deferred sales charge (CDSC)	Offered at NAV with no front-end sales charge or CDSC
Ongoing Expenses	Lower than Class C Shares	Higher than Class A Shares	Lower than Class A Shares or Class C Shares
Minimum Investment	$2,500	$2,500	$1,000,000
Appropriate for Investors	Who prefer a single front-end sales charge	Who want to invest all money immediately, with no front-end sales charge	Designed for large institutional investors
	With a longer investment horizon	With shorter investment horizons
Who qualify for reduced sales charges on larger investments

Please see the information below for more information about each share class.  Sales charges, if any, are retained by the Distributor or paid to by the Distributor to your broker/dealer, financial adviser, or other financial intermediary.

Because the current Prospectus and Statement of Additional Information for the Fund are available on the Fund's website free of charge, the Fund does not disclose the following share class information separately on the website.

Class A Shares

Front-End Sales Charge.  The following table shows the front-end sales charges for Class A Shares based on the amount invested in Class A Shares:

Amount Invested	Sales Charge as a Percentage of Purchase Price	Sales Charge as a Percentage of Net Amount Invested
Less than $50,000	5.75%	6.10%
$50,000 up to $100,000	4.75%	4.99%
$100,000 up to $250,000	3.50%	3.63%
$250,000 up to $500,000	2.50%	2.56%
$500,000 up to $1 million	2.00%	2.04%
$1 million or more	None	None

Front-end sales charges will not be applied to shares purchased by reinvesting distributions.

Waiver of Class A Sales Charges.  Front-end sales charges on Class A Shares are waived for the following purchasers:

•	any affiliate of the Investment Adviser or any of the Investment Adviser's or the Fund's officers, directors, employees or retirees;
•	registered representatives of any broker-dealer authorized to sell Fund shares, subject to internal policies and procedures of the broker-dealer;
•
members of the immediate families of any of the foregoing (i.e. parent, child, spouse, domestic partner, sibling, step or adopted relationships, grandparent, grandchild and UTMA accounts naming qualifying persons);

•	fee-based registered investment advisers, financial planners, bank trust departments or registered broker-dealers who are purchasing on behalf of their customers;
•	401(k), 403(b) and 457 plans, and profit sharing and pension plans that invest $1,000,000 or more or have more than 100 participants.

You need to notify your financially intermediary or the Fund's Transfer Agent if you qualify for a waiver of Class A sales charges.

Reduced Class A  Sales Charges.  You may qualify for reduced sales charges by aggregating prior purchases or purchases by related accounts or by agreeing to invest certain amounts in the future.

Prior Purchases. You may qualify for a reduced sales charge by aggregating the NAV of any Class A Shares you already own to the amount of your next investment for purposes of calculating the sales charge.

Purchases By Related Accounts.  Concurrent and prior purchases of Class A Shares by certain other accounts may be combined with your purchase to determine your sales charge.   Purchases made by you, your spouse or domestic partner, and your dependent children for purposes of calculating the sales charge, including purchases in individual retirement, custodial and personal trust accounts, may be combined.

Letter of Intent.  If you plan to make an aggregate investment of $50,000 or more over a 13-month period in Class A Shares, you may reduce your sales charge by signing a non-binding letter of intent.  If you do not fulfill the letter of intent, you must pay the applicable sales charge.

It is your responsibility to determine whether you are entitled to pay a reduced sales charge.  The Fund is not responsible for making this determination.  You must notify the Transfer Agent or your financial intermediary at the time of purchase if a quantity discount is applicable.  You may be required to provide the Fund or your financial intermediary with certain information or records to verify your eligibility for a quantity discount. Such information or records may include account statements or other records regarding the shares of the Fund held in all accounts (e.g., retirement accounts) of the investor and other eligible persons which may include accounts held at approved financial intermediaries. You should retain any records necessary to substantiate the purchase price of your Fund shares, as the Fund and your financial intermediary may not retain this information.

Distribution  Plan  and Service Plan. Under the Distribution Plan and the Service Plan, the Fund may spend up to a total of 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund.

Class C Shares

Contingent Deferred Sales Charge.  Class C Shares are subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase.  The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no contingent deferred sales charge is assessed on Class C Shares derived from reinvestment of dividends or capital gain dividends. You should retain any records necessary to substantiate the historical cost of their shares, as the Fund and your financial intermediary may not retain this information.

The Fund may waive the imposition of a contingent deferred sales charge on redemption of Class C Shares under certain circumstances and conditions, including without limitation, the following:

(i)	redemptions following the death or permanent disability (as defined by the Code) of a shareholder; and

(ii)	required minimum distributions from a tax-deferred retirement plan or an individual retirement account (IRA) as required under the Internal Revenue Code.

Shareholders who think they may be eligible for a contingent deferred sales charge waiver should contact the Transfer Agent or their financial intermediary.  A Shareholder must notify the Fund prior to the redemption request to ensure receipt of the waiver.

Distribution  Plan  and Service Plan.   Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund. Pursuant to the terms of the Plans, the Fund may spend less (and therefore shareholders may be charged less) than the combined annual distribution and service fees of 1.00% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund.

Class I Shares

Class I Shares may be purchased without the imposition of any front end sales charge or contingent deferred sales charge and without any distribution (12b-1) fee or service fee. Class I Shares are offered primarily to institutions such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. Class I Shares may also be offered through certain financial intermediaries that charge their customers transaction or other distribution or service fees with respect to their customer's investments in the Fund. Pension and profit sharing plans, employee trusts and employee benefit plan alliances and "wrap account" or "managed fund" programs established with broker-dealers or financial intermediaries that maintain an omnibus or pooled account for the Fund and do not require payment from the Fund or its service providers for the provision of distribution, administrative or shareholder retention services, except for networking and/or omnibus account fees, generally may purchase Class I Shares, subject to investment minimums.

Revenue Sharing

The Investment Adviser and/or its affiliates may make payments for marketing, promotional or related services provided by broker-dealers and other financial intermediaries that sell shares of the Fund or which include them as investment options for their respective customers. These payments are often referred to as "revenue sharing payments." The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Fund on a recommended or preferred list and/or access to an intermediary's personnel and other factors. Revenue sharing payments are paid from the Investment Adviser's own legitimate profits and other of its own resources (not from the Fund) and may be in addition to any Distribution Plan or Service Plan fees that are paid to broker-dealers and other financial intermediaries. The Board will monitor these revenue sharing arrangements as well as the payment of advisory fees paid by the Fund to ensure that the levels of such advisory fees do not involve the indirect use of the Fund's assets to pay for marketing, promotional or related services.

Because revenue sharing payments are paid by the Investment Adviser, and not from the Fund's assets, the amount of any revenue sharing payments is determined by the Investment Adviser. In addition to the revenue sharing payments described above, the Investment Adviser may offer other incentives to sell shares of the Fund in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary's personnel, and/or entertainment or meals. These payments may also include, at the direction of a retirement plan's named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.

The recipients of such payments may include broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the Fund.

Payments may be based on current or past sales, current or historical assets or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for a financial intermediary or its employees or associated persons to sell shares of the Fund to you instead of shares of other funds. Contact your financial intermediary for details about revenue sharing payments it may receive. Notwithstanding the revenue sharing payments described above, the Investment Adviser is prohibited from considering a broker-dealer's sale of any of the Fund's shares in selecting such broker-dealer for the execution of Fund portfolio transactions, except as may be specifically permitted by law. Fund portfolio transactions nevertheless may be effected with broker-dealers who coincidentally may have assisted customers in the purchase of Fund shares, although neither such assistance nor the volume of shares sold of the Fund or any affiliated investment company is a qualifying or disqualifying factor in the Investment Adviser's selection of such broker-dealer for portfolio transaction execution.

Investing Through Financial Intermediaries

Financial intermediaries may provide varying arrangements for their clients to purchase and redeem shares of the Fund. In addition, financial intermediaries are responsible for providing to you any communication from the Fund to its shareholders, including but not limited to, prospectuses, prospectus supplements, proxy materials and notices regarding the source of dividend payments under Section 19 of the 1940 Act. They may charge additional fees not described in this prospectus to their customers for such services.  These fees would be in addition to those imposed by the Fund. They may also set different minimum investments or limitations on buying or selling shares. If shares of the Fund are held in a "street name" account with financial intermediary, all recordkeeping, transaction processing and payments of distributions relating to your account will be performed by the financial intermediary, and not by the Fund and its transfer agent.  If you are investing through a financial intermediary please contact your financial intermediary or refer to your program materials for more information regarding any special provisions or conditions that may be different from those described in this Prospectus.

HOW TO PURCHASE SHARES

You may purchase shares of the Fund on any day the Fund and the NYSE are open for business either directly through the Fund or through your investment representative. Redemptions that are received no later than 4:00 p.m. Eastern time will be priced and processed as of the close of business on that day.  You may purchase shares of the Fund by check, wire or Automatic Clearing House (ACH) network. The Fund will not accept payment in cash or money orders. All purchases must be in U.S. dollars, and all checks must be drawn on U.S. banks. In addition, cashiers checks in the amounts of less than $10,000 will not be accepted. To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler's checks or starter checks for the purchase of shares. In addition, the Fund cannot accept post dated checks, post dated on-line bill pay checks, or any conditional order or payment.

Shares of the Fund have not been registered for sale outside of the United States. The Fund does not sell shares to non-U.S. citizens. U.S. citizens living abroad may purchase shares of the Fund only if they have a social security number and a physical address (not a P.O. box) within the United States.  The only exception is for United States military with an APO or FPO address.  The Fund will not issue certificates evidencing shares purchased. Instead, the Fund will send investors a written confirmation for all purchases of shares. The Fund reserve the right to reject any purchase in whole or in part.

Anti-Money Laundering Program.  In compliance with the USA Patriot Act of 2001, please note that the Transfer Agent will verify certain information on your Account Application as part of the Fund's Anti-Money Laundering Compliance Program. The Fund might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help the Transfer Agent verify your identity. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Permanent addresses containing a P.O. Box will not be accepted, although an alternate mailing address including a P.O. Box may be established. Please contact the Transfer Agent at [           ] if you need additional assistance when completing your application. If the Fund does not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. The Fund reserves the right to close the account within five business days if clarifying information/documentation is not received.

Minimum Investments

Class A Shares and Class C Shares.  The minimum initial investment in Class A Shares or Class C Shares of the Fund is $2,500 for regular accounts and $250 for Individual Retirement Accounts ("IRA"). For corporate sponsored retirement plans, there is no minimum initial investment. The minimum subsequent investment is $100. A $100 minimum exists for each additional investment made through the Automatic Investment Plan. The Fund may waive the minimum investment requirements from time to time. Investors purchasing the Fund through financial intermediaries' asset based fee programs may have the above minimum investments waived by their intermediary since the intermediary, rather than the Fund, absorbs the increased costs of small purchases.

Class I Shares.  The minimum initial investment in Class I Shares of the Fund is $1,000,000. The minimum subsequent investment is $100. A $100 minimum exists for each additional investment made through the Automatic Investment Plan. The Fund reserves the right to waive or reduce the minimum initial investment amount for Class I Shares for purchases made through certain retirement, benefit and pension plans, or for certain classes of shareholders. For investors purchasing Class I Shares through a broker-dealer, financial institution or servicing agent, shareholder purchases may be aggregated to meet the minimum initial investment amount. The Investment Adviser, in its discretion, may take into account the aggregate assets that a shareholder has in determining if the shareholder meets the minimum initial investment amount.

Purchase By Check

If you are making an initial investment in the Fund, simply complete the appropriate Account Application and mail it with a check, made payable to "The Cushing MLP Premier Income Fund," to:

For regular mail delivery:	For overnight delivery:

The Cushing MLP Premier Income Fund c/o U.S. Bancorp Fund Services P.O. Box 701 Milwaukee, Wisconsin 53201-0701	The Cushing MLP Premier Income Fund c/o U.S. Bancorp Fund Services 615 East Michigan Street, 3rd Floor Milwaukee, Wisconsin 53202-5207

The Fund does not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services or receipt at the U.S. Bancorp Fund Services, LLC post office box of purchase applications or redemption requests does not constitute receipt by the Transfer Agent.

Subsequent investments must be accompanied by a letter indicating the name(s) in which the account is registered and the account number or by the remittance portion of the account statement and returned to one of the above addresses.

The Transfer Agent will charge a $25.00 fee against a shareholder's account in addition to any loss sustained by the Fund for any payment, check or electronic funds transfer returned to the Transfer Agent.

Purchase By Wire

A completed Account Application must be sent to the Transfer Agent by U.S. mail or overnight courier to one of the addresses listed above prior to wiring funds. If you are making an initial investment in the Fund, please contact the Transfer Agent at [        ] between 9:00 a.m. and 8:00 p.m. Eastern time (6:00 a.m. and 5:00 p.m. Pacific time), on a day when the NYSE is open for trading to make arrangements with a service representative to submit your completed application via mail, overnight delivery or fax. Upon receipt of your application, your account will be established and a service representative will contact you within 24 hours to provide an account number and wiring instructions. If you are making a subsequent purchase, prior to wiring funds, you should be sure to notify the Transfer Agent. U.S. Bank must receive wired funds prior to the close of regular trading on the NYSE (4:00 p.m. Eastern time) to receive same day pricing. Wired funds received after that time will be processed the following day with the following day's pricing. The Fund is not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system.

All wires should specify the name of the Fund, the name(s) in which the account is registered, the account number and the amount being wired. It is essential that your bank include complete information about your account in all wire instructions. Your bank may charge you a fee for sending a wire to the Fund.

To ensure prompt and accurate credit upon receipt of your wire, your bank should transmit immediately available funds by wire in your name to:

The Cushing MLP Premier Income Fund
c/o U.S. Bank, N.A.
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
ABA# [ ]
Credit: U.S. Bancorp Fund Services LLC
Account Number: [ ]
Further Credit:	The Cushing MLP Premier Income Fund,
shareholder name and
account number

Purchase Through Financial Intermediaries

You may buy, sell and exchange shares of the Fund through certain financial intermediaries that have made arrangements with the Fund to sell its shares. When you place your order with such a financial intermediary, your order is treated as if you had placed it directly with the Transfer Agent, and you will pay or receive the next price calculated by the Fund. The financial intermediary holds your shares in an omnibus account in its (or its agent's) name, and the financial intermediary maintains your individual ownership records. The Investment Adviser may pay the financial intermediary for maintaining these records as well as providing other shareholder services. The financial intermediary may charge you a fee for handling your order. The financial intermediary is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Fund's prospectus.

If you decide to purchase shares through a financial intermediary, please carefully review the program materials provided to you by  your financial intermediary, because particular brokers may adopt policies or procedures that are separate from those described in this Prospectus.

 To inquire about an agreement to sell shares of the Fund, financial intermediaries should call the Administrator at [        ].

Telephone Purchase

You may purchase additional shares of the Fund by calling [          ]. Unless you have elected to decline telephone privileges on your Account Application, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (ACH) network. You must have banking information established on your account prior to making a purchase. Each telephone purchase must be in the amount of $100 or more. If your order is received prior to the close of trading on the NYSE, your shares will be purchased at the net asset value calculated on that date. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.

Automatic Investment Plan

For your convenience, the Fund offers an Automatic Investment Plan. This plan allows money to be moved from the shareholder's bank account to the shareholder's Fund account on a systematic schedule (e.g., monthly, bimonthly, quarterly or annually) that the shareholder selects. After your initial investment in the Fund, you may authorize the Fund to withdraw amounts of $100 or more.

 If you wish to enroll in this plan, complete the appropriate section on the initial Account Application, or complete the Automatic Investment Plan Application. You may call the Transfer Agent at [          ] and request an application. Signed applications should be received by the Transfer Agent at least 15 business days prior to your initial transaction. The Transfer Agent will charge you a $25 fee if the automatic investment cannot be made due to insufficient funds, stop payment or for any other reason. The Fund may terminate or modify this privilege at any time. Any request to change or terminate an Automatic Investment Plan should be submitted to the Transfer Agent by telephone at [          ] or in written form five days prior to the effective date.

Retirement Plans

You may invest in the Fund under the following retirement plans:

•	Coverdell Education Savings Account
•	Traditional IRA
•	Roth IRA
•	SEP-IRA for sole proprietors, partnerships and corporations
•	SIMPLE-IRA

The Fund recommends that investors consult with a financial and/or tax advisor regarding IRAs before investing in them. The annual IRA maintenance fee is $15 (capped at $30 per social security number). The fee for a transfer, distribution or recharacterization of an IRA is $25 per transaction. Complete details on fees are outlined in the Fund's Individual Retirement Account & Coverdell Education Savings Account Disclosure Statement.

HOW TO REDEEM SHARES

You may redeem (sell) your Fund shares on any day the Fund and the NYSE are open for business either directly through the Fund or through your investment representative. Redemptions that are received no later than 4:00 p.m. Eastern time will be priced and processed as of the close of business on that day.  Requests received after that time will be processed as of the close of business on the next business day.  Redemption requests for an individual retirement account ("IRA"), Coverdell Education Plan or other retirement or qualified plan must be made in writing and cannot be made via telephone.

Redemption By Mail

You may redeem your shares by sending a written request to the Transfer Agent. After your request is received in "good order," the Fund will redeem your shares at the next calculated NAV. To be in "good order," redemption requests must include the following: (i) the name of your Fund account; (ii) the account number; (iii) the number of shares of the Fund shares or the dollar value of shares of the Fund to be redeemed; (iv) any signature guarantees that are required; and (v) any additional documents that might be required for redemptions by corporations, executors, administrators, trustees, guardians or other similar shareholders. In addition, please specify whether proceeds are to be sent by mail, wire or electronic funds transfer through the Automated Clearing House (ACH) network to the bank account that you have designated on your Account Application.  If you are redeeming from an IRA or other retirement or qualified plan, please indicate on your written request whether or not to withhold federal income tax (generally 10%).  Unless a redemption request specifies not to have federal income tax withheld, the transaction will be subject to withholding. To add wire instructions to an account at the time of the redemption, a signature guarantee is required. The letter should be signed by all shareholders whose names appear on the account registration. Corporate and institutional investors and fiduciaries should contact the Transfer Agent to ascertain what additional documentation is required. Please see the section "Signature Guarantees"

Redemption By Telephone

Unless you have declined telephone privileges on your account, you may redeem all or some of your shares, up to a maximum of $100,000, by calling the Transfer Agent at [           ] between  9:00 a.m. and 8:00 p.m. Eastern time (6:00 a.m. and 5:00 p.m. Pacific time), on a day when the NYSE is open for trading. Redemption requests received no later than 4:00 p.m. Eastern time will be priced and processed as of the close of business on that day. Requests received after that time will be processed as of the close of business on the next business day. Telephone redemptions will not be accepted for retirement accounts.

When you establish telephone privileges, you are authorizing the Fund and the Transfer Agent to act upon the telephone instructions of the person or persons you have designated in your Account

Application. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person. Redemption proceeds will be transferred to the bank account you have designated on your Account Application.

Before acting on instructions received by telephone, the Fund and the Transfer Agent will use reasonable procedures to confirm that the telephone instructions are genuine. These procedures may include recording the telephone call and asking the caller for a form of personal identification. If the Fund and the Transfer Agent follow these reasonable procedures, they will not be liable for any loss, expense, or cost arising out of any telephone transaction request that is reasonably believed to be genuine. This includes any fraudulent or unauthorized request. The Fund may change, modify or terminate these privileges at any time upon written notice to shareholders. The Fund may suspend temporarily the redemption privilege in emergency situations or in cases where, in the judgment of the Fund, continuation of the privilege would be detrimental to the Fund and its shareholders. Such temporary suspension can be without prior notification to shareholders.

You may request telephone redemption privileges after your account is opened by writing to the Transfer Agent at one of the addresses set forth under "Purchase By Check". Your written request for telephone privileges must include the Fund name and account number and must be signed by the registered owner(s) of the account. A signature guarantee may also be required. Please contact the Transfer Agent at [           ] before sending your instruction.

You may have difficulties in making a telephone redemption during periods of abnormal market activity. If this occurs, you may make your redemption request in writing.

Signature Guarantees

To protect the Fund and its shareholders, a signature guarantee is required in the following situations:

•	The redemption request includes a change of address, or a change of address request was received by the Transfer Agent within the last 30 days;
•	The redemption proceeds are to be payable or sent to any person, address or bank account not on record;
•	IRA transfer;
•	When establishing or modifying certain services on the account;
•	Account ownership is changed;
•	The redemption request is over $100,000.

In addition to the situations described above, the Fund and/or the Transfer Agent may require a signature guarantee in other instances based on the circumstances relative to the particular situation.

 Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program ("STAMP"). A notarized signature is not an acceptable substitute for a signature guarantee.

 The Fund may waive the signature guarantee for employees and affiliates of the Investment Adviser, the Distributor, the Administrator and family members of the foregoing.

Payment of Redemption Proceeds

Payment of redemption proceeds will be made promptly, but not later than seven days after the receipt of a redemption request in proper form as discussed in this Prospectus. If you did not purchase your shares by wire, the Fund may delay payment of your redemption proceeds for up to 15 days from date of purchase or until your check has cleared, whichever occurs first.

 If you redeem by phone, payment will usually be made on the next business day. You may have a check sent to you at your address of record, proceeds may be wired to your predetermined bank account, or funds may be sent via electronic funds transfer through the Automated Clearing House (ACH) network to the pre-determined bank account. The minimum amount that may be wired is $1,000. You will be charged a wire transfer fee of $15. This fee will be deducted from your redemption proceeds for a complete redemption, or deducted from your remaining balance for a partial redemption, and paid to the Transfer Agent to cover costs associated with the transfer. In addition, your bank may charge a fee for receiving wires. There is no charge to receive redemption proceeds via the ACH network, however credit may not be available for 2-3 business days.

Suspension of Redemptions

The right of redemption may be suspended or the date of payment postponed (1) during any period when the New York Stock Exchange, Inc. (the "NYSE") is closed (other than customary weekend and holiday closings); (2) when trading in the markets the Fund ordinarily uses is restricted, (3) when an emergency exists as determined by the SEC such that disposal of the Fund's investments or determination of its NAV is not reasonably practicable; or (4) for such other periods as the SEC by order may permit to protect the Fund's shareholders.

Involuntary Redemption

Class A Shares and Class C Shares.  The Fund may redeem the shares in your account if the value of your account is less than $2,500 for three months or longer as a result of redemptions you have made. This does not apply to retirement plan or Uniform Gifts or Transfers to Minors Act accounts. You will be notified that the value of your account is less than $2,500 before the Fund makes an involuntary redemption. You will then have 60 days in which to make an additional investment to bring the value of your account to at least $2,500 before the Fund takes any action.

Class I Shares.  If your Class I Shares account balance falls below $1,00,000 for any reason, you will be given 60 days to make additional investments so that your account balance is $1,000,000 or more. If you do not, the Fund may convert your Class I Shares into Class A Shares, at which time your account will be subject to the involuntary redemption policies and procedures for Class A Shares. Any such conversion will occur at the relative net asset value of the two share Classes, without the imposition of any fees or other charges. Where a retirement plan or other financial intermediary holds Class I Shares on behalf of its participants or clients, the above policy applies to any such participants or clients when they roll over their accounts with the retirement plan or financial intermediary into an individual retirement account and they are not otherwise eligible to purchase Class I Shares.

Systematic Cash Withdrawal Program

You may redeem your Class A Shares or Class C Shares through the Systematic Cash Withdrawal Program. The Systematic Cash Withdrawal Program is not available for redemption of Class I Shares. If you elect this method of redemption, the Fund will send you a check, or you may have the proceeds sent directly to your designated bank account via electronic funds transfer through the Automated Clearing House (ACH) network. The minimum payment amount is $100. You may choose to receive monthly, quarterly or annual payments. Your Fund account must have a value of at least $10,000 in order to participate in this program. The Systematic Cash Withdrawal Program may be terminated at any time by the Fund. You may also elect to terminate your participation in this program at any time by writing to the Transfer Agent five days prior to the next payment.

 A withdrawal involves a redemption of shares and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted.

MARKET TIMING AND ABUSIVE-TRADING ACTIVITY POLICY

Frequent purchases and redemptions of the Fund's shares by a shareholder may harm other shareholders of that Fund by interfering with efficient management of the Fund's portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares. Accordingly, the Board of Trustees discourages frequent purchases and redemptions of shares of the Fund by reserving the right to reject any purchase order for any reason or no reason, including purchase orders from potential investors that the Fund believes might engage in frequent purchases and redemptions of shares of the Fund.

 The Fund tracks shareholder and omnibus account subscription and redemption activity in an effort to detect any shareholders or institutions that might trade with a frequency harmful to other shareholders of the Fund.  In considering a shareholder's trading activity, the Fund may consider, among other factors, the shareholder's trading history both directly and, if known, through financial intermediaries, in the Fund.  If frequent trading or market timing is detected, the Fund, based on their assessment of the severity of the market timing, shall take one or more of the following actions: (1) advise the owner of the frequently traded account that any such future activity will cause a freezing of the account's ability to transact subscriptions; (2) freeze the account demonstrating the activity from transacting further subscriptions; or (3) close the account demonstrating frequent trading activity. Although the Fund has taken steps to discourage frequent purchases and redemptions of Fund shares, it cannot guarantee that such trading will not occur.

DIVIDENDS AND DISTRIBUTIONS

The Fund intends each fiscal year to distribute substantially all of the Fund's net investment income (i.e., generally, the income that they earn from cash distributions and interest on their investments, and any capital gains, net of the Fund's expenses).   The Trust is an open-end registered investment company under the 1940 Act. As such, the Fund is generally limited under the 1940 Act to one distribution in any one taxable year of long-term capital gains realized by the Fund. In this regard, that portion of the Fund's income which consists of gain realized by the Fund on a sale of equity units in an MLP (other than the portion of such gain representing recapture income) will constitute long-term capital gain subject to this limitation. Cash distributions received by the Fund from the MLPs in which the Fund invests generally will not constitute long-term capital gain, except to the extent that (i) such MLP distributions relate to long-term capital gain realized by the MLP on a sale by the MLP of its assets or (ii) the distributions received from a particular MLP exceed the Fund's tax basis in its equity units in such MLP. The Fund does not expect that a material portion of the cash distributions they receive from MLPs in which they invest will constitute long-term capital gain.

Dividend Reinvestment Plan

You have three distribution options:

•	Automatic Reinvestment Option – Both income and capital gain distributions will be reinvested in additional Fund shares.
•	Cash Dividend Option – Income distributions will be paid in cash and capital gain distributions will be reinvested in additional Fund shares.
•	All Cash Option – Both income and capital gain distributions will be paid in cash.

You may make this election on the Account Application. You may change your election by writing to the Transfer Agent or by calling [           ].

If you elect to receive distributions paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the current NAV of the Fund, and to reinvest all subsequent distributions.

TAX MATTERS

The following is a summary of the material U.S. federal income tax considerations generally applicable to U.S. Shareholders (as defined below) that acquire shares and that hold such shares as capital assets (generally, for investment).  The discussion is based upon the Code, Treasury Regulations, judicial authorities, published positions of the Internal Revenue Service (the "IRS") and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect).  This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the Fund or to all categories of investors (for example, non-U.S. investors), some of which may be subject to special tax rules.  No ruling has been or will be sought from the IRS regarding any matter discussed herein.  No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects set forth below.  This summary of U.S. federal income tax consequences is for general information only.  Prospective investors must consult their own tax advisors as to the U.S. federal income tax consequences of acquiring, holding and disposing of shares, as well as the effects of state, local and non-U.S. tax laws.

 For purposes of this summary, the term "U.S. Shareholder'' means a beneficial owner of shares of the Fund that, for U.S. federal income tax purposes, is one of the following:

•	an individual who is a citizen or resident of the United States;
•	a corporation or other entity taxable as a corporation created in or organized under the laws of the United States, any state thereof or the District of Columbia;
•	an estate the income of which is subject to U.S. federal income taxation regardless of its source; or
•
a trust (x) if a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of such trust or (y) that has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

 If a partnership (including any other entity treated as a partnership for U.S. federal income tax purposes) holds shares, the U.S. federal income tax treatment of a partner in such partnership generally will depend upon the status of the partner and the activities of the partnership.  Partners of partnerships that hold shares should consult their tax advisors.

The Fund

 The Fund is treated as a regular corporation, or "C" corporation, for U.S. federal income tax purposes.  Accordingly, the Fund generally is subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations (currently at a maximum rate of 35%).  In addition, as a regular corporation, the Fund is subject to state income tax by reason of its investments in equity securities of MLPs.  Therefore, the Fund may have state income tax liabilities in multiple states, which will reduce the Fund's cash available to make distributions on the shares.  The Fund may be subject to a 20% alternative minimum tax on its alternative minimum taxable income to the extent that the alternative minimum tax exceeds the Fund's regular income tax liability.  The extent to which the Fund is required to pay U.S. corporate income tax or alternative minimum tax could materially reduce the Fund's cash available to make distributions.

 The Fund invests and intends to invest a significant portion of its assets in MLPs, which are generally treated as partnerships for U.S. federal income tax purposes.  To the extent that the Fund invests in the equity securities of an MLP, the Fund will be a partner in such MLP.  Accordingly, the Fund will be required to include in its taxable income the Fund's allocable share of the income, gains, losses, deductions and expenses recognized by each such MLP, regardless of whether the MLP distributes cash to the Fund.  Based upon a review of the historic results of the type of MLPs in which the Fund has invested and in which the Fund intends to invest, the Fund expects that the cash distributions it will receive with respect to its investments in equity securities of MLPs will exceed the taxable income allocated to the Fund from such MLPs.  No assurance, however, can be given in this regard.  If this expectation is not realized, the Fund will have a larger corporate income tax expense than expected, which will result in less cash available for distribution to shareholders.

 The Fund will recognize gain or loss on the sale, exchange or other taxable disposition of an equity security of an MLP equal to the difference between the amount realized by the Fund on the sale, exchange or other taxable disposition and the Fund's adjusted tax basis in such equity security.  Any such gain will be subject to U.S. Federal income tax at the regular graduated corporate rates (currently at a maximum rate of 35%), regardless of how long the Fund has held such equity security.  The amount realized by the Fund generally will be the amount paid by the purchaser of the equity security plus the Fund's allocable share, if any, of the MLP's debt that will be allocated to the purchaser as a result of the sale, exchange or other taxable disposition.  The Fund's tax basis in its equity securities in an MLP is generally equal to the amount the Fund paid for the equity securities, (x) increased by the Fund's allocable share of the MLP's net taxable income and certain MLP nonrecourse debt, if any, and (y) decreased by the Fund's allocable share of the MLP's net losses and any distributions received by the Fund from the MLP.  Although any distribution by an MLP to the Fund in excess of the Fund's allocable share of such MLP's net taxable income may create a temporary economic benefit to the Fund, such distribution will increase the amount of gain (or decrease the amount of loss) that will be recognized on the sale of an equity security in the MLP by the Fund.  If the Fund is required to sell equity securities in the MLPs to meet redemption requests, the Fund likely will recognize ordinary income and/or gain for U.S. federal and state income tax purposes, which will result in corporate income taxes imposed on the fund and decrease cash available for distribution to shareholders.  To the extent that the Fund has a net capital loss in any tax year, the net capital loss can be carried back three years and forward five years to reduce the Fund's current capital gains.  In the event a capital loss carryover cannot be utilized in the carryover periods, the Fund's federal income tax liability may be higher than expected, which will result in less cash available to distribute to shareholders.

The Fund's allocable share of certain percentage depletion deductions and intangible drilling costs of the MLPs in which the Fund invests may be treated as items of tax preference for purposes of calculating the Fund's alternative minimum taxable income.  Such items will increase the Fund's alternative minimum taxable income and increase the likelihood that the Fund may be subject to the alternative minimum tax.

 The Fund is not and will not be eligible to elect to be treated as a regulated investment company under the Code because a regulated investment company cannot invest more than 25% of its assets in certain types of publicly traded partnerships.

 Certain of the Fund's investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iii) cause the Fund to recognize income or gain without a corresponding receipt of cash, (iv) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (v) adversely alter the characterization of certain complex financial transactions.

 U.S. Shareholders

           Distributions.  Distributions by the Fund of cash or property in respect of the shares of the Fund will be treated as dividends for U.S. federal income tax purposes to the extent paid from the Fund's current or accumulated earnings and profits (as determined under U.S. federal income tax principles).  Any such dividend will be eligible for the dividends received deduction if received by an otherwise qualifying corporate U.S. Shareholder that meets the holding period and other requirements for the dividends received deduction.  Dividends paid by the Fund to certain non-corporate U.S. Shareholders (including individuals), with respect to taxable years beginning on or before December 31, 2010, are eligible for U.S. federal income taxation at the rates generally applicable to long-term capital gains for individuals (currently at a maximum tax rate of 15%), provided that the U.S. Shareholder receiving the dividend satisfies applicable holding period and other requirements.  For taxable years beginning after December 31, 2010, dividends paid by the Fund to certain non-corporate U.S. Shareholders (including individuals) will be fully taxable at ordinary income rates (i.e., up to 39.6%) unless further Congressional action is taken.

 If the amount of a distribution by the Fund exceeds the Fund's current and accumulated earnings and profits, such excess will be treated first as a tax-free return of capital to the extent of the U.S. Shareholder's tax basis in the shares of the Fund, and thereafter as capital gain.  Any such capital gain will be long-term capital gain if such U.S. Shareholder has held the applicable shares of the Fund for more than one year.

 The Fund's earnings and profits are generally calculated by making certain adjustments to the Fund's taxable income.  Based upon the Fund's review of the historic results of the type of MLPs in which the Fund intends to invest, the Fund expects that the cash distributions it will receive with respect to its investments in equity securities of MLPs will exceed the Fund's current and accumulated earnings and profits.  Accordingly, the Fund expects that only a portion of its distributions to its shareholders with respect to the shares of the Fund will be treated as dividends for U.S. federal income tax purposes.  No assurance, however, can be given in this regard.

 Because the Fund will invest a substantial portion of its Managed Assets in MLPs, special rules will apply to the calculation of the Fund's earnings and profits.  For example, the Fund's earnings and profits will be calculated using the straight-line depreciation method rather than the accelerated depreciation method.  This difference in treatment may, for example, result in the Fund's earnings and profits being higher than the Fund's taxable income in a particular year if the MLPs in which the Fund invests calculate their income using accelerated depreciation.  Because of these differences, the Fund may make distributions in a particular year out of earnings and profits (treated as dividends) in excess of the amount of the Fund's taxable income for such year.

 U.S. Shareholders that participate in the Fund's Plan will be treated for U.S. federal income tax purposes as having (i) received a cash distribution equal to the reinvested amount and (ii) reinvested such amount in shares of the Fund.

 Sales of Shares of the Fund.  Upon the sale, exchange or other taxable disposition of shares of the Fund, a U.S. Shareholder generally will recognize capital gain or loss equal to the difference between the amount realized on the sale, exchange or other taxable disposition and the U.S. Shareholder's adjusted tax basis in the shares of the Fund.  Any such capital gain or loss will be a long-term capital gain or loss if the U.S. Shareholder has held the shares of the Fund for more than one year at the time of disposition.  Long-term capital gains of certain non-corporate U.S. Shareholders (including individuals) are currently subject to U.S. federal income taxation at a maximum rate of 15% (scheduled to increase to 20% for taxable years beginning after December 31, 2010).  The deductibility of capital losses is subject to limitations under the Code.

 A U.S. Shareholder's adjusted tax basis in its shares of the Fund may be less than the price paid for the shares of the Fund as a result of distributions by the Fund in excess of the Fund's earnings and profits (i.e., returns of capital).

GENERAL INFORMATION

Householding

To help keep the Fund's costs as low as possible, the Fund generally delivers a single copy of most financial reports and prospectuses to shareholders who share an address, even if the accounts are registered under different names. This process, known as "householding," does not apply to account statements. You may, of course, request an individual copy of a prospectus or financial report at any time. If you would like to receive separate mailings, please call the Transfer Agent at [            ] and the Fund will begin individual delivery within 30 days of your request. If your account is held through a financial intermediary, please contact them directly to request individual delivery.

Portfolio Holdings Disclosure

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information.

PRIVACY POLICY

In order to conduct its business, the Fund collects and maintains certain nonpublic personal information about its shareholders with respect to their transactions in shares of the Fund. This information includes:

•
information the Fund receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth;

•
information about your transactions with the Fund, our affiliates or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information and other financial information.

The Fund does not disclose any nonpublic personal information about you, the Fund's other shareholders or the Fund's former shareholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law. To protect your personal information internally, the Fund restricts access to nonpublic personal information about the Fund's shareholders to those employees who need to know that information to provide services to our shareholders. The Fund also maintains certain other safeguards to protect your nonpublic personal information.

In the event that you hold shares of the Fund(s) through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with nonaffiliated third parties.

Not part of Prospectus.

INVESTMENT ADVISER

Swank Energy Income Advisors, LLP
8117 Preston Road
Suite 440
Dallas, Texas 75225

ADMINISTRATOR, TRANSFER AGENT,
DIVIDEND PAYING AGENT &
SHAREHOLDER SERVICING AGENT

U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN

U.S. Bank, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

[        ]
[        ]
[        ]

DISTRIBUTOR

Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, New York 10036

THE CUSHING MLP PREMIER INCOME FUND

Prospectus dated [      ], 2010

CLASS A SHARES ([ ])
CLASS C SHARES ([ ])
CLASS I SHARES ([ ])

Annual/Semi-Annual Reports

Additional information about the Fund's investments will be available in the Fund's annual and semi-annual reports to shareholders. The annual report will contain a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its most recently completed fiscal year. The Fund's first available report will be its annual report for year ended November 30, 2010.

Statement of Additional Information

The SAI provides more details about the Fund and its policies. The current SAI is on file with the SEC and is incorporated by reference into (and is legally a part of) this Prospectus.

To Obtain Information

The SAI is available, without charge, upon request. To obtain a free copy of the SAI, or if you have questions about the Fund:

By Internet:

Go to www.swankfunds.com.

By Telephone:

Call [         ] or your securities dealer.

By Mail:

Write to:

The Cushing MLP Premier Income Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

From the SEC:

Information about the Fund (including the statement of additional information) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and that information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following Email address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File Number 811- _______________

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION — DATED JUNE 11, 2010

The Cushing MLP Premier Income Fund

Class A Shares ([ ])
Class C Shares ([ ])
Class I Shares ([ ])

8117 Preston Road
Suite 440
Dallas, Texas 75225

Statement of Additional Information

Dated [          ], 2010

Although not a prospectus, this Statement of Additional Information (the "SAI") supplements the information contained in the Prospectus dated [        ], 2010 (the "Prospectus") of The Cushing MLP Premier Income Fund (the "Fund"), a series of Cushing Funds Trust (the "Trust"), an open-end management investment company organized on May 27, 2010 as a statutory trust under the laws of the State of Delaware. This SAI is incorporated by reference in its entirety into the Prospectus. This SAI is intended to provide you with additional information regarding the activities and operations of the Fund and it should be read in conjunction with the Prospectus.

To obtain a copy of the Prospectus, please write to The Cushing MLP Premier Income Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 70, Milwaukee, Wisconsin 53201-0701, or call [         ].

The Fund's investment objective is to seek to produce current income and capital appreciation through investments in various energy and energy infrastructure related equity and debt securities.  The Fund's seeks to achieve its Fund's investment objective by investing primarily in a portfolio of master limited partnership ("MLP") investments.

The Fund is managed by Swank Energy Income Advisors, LP (the "Investment Adviser").

TABLE OF CONTENTS

The Fund	S-1
Investment Strategies and Risks	S-1
Strategic Transactions	S-5
Investment Restrictions	S-15
Management of the Fund	S-17
Investment Advisory Agreement	S-20
Portfolio ManagerS	S-21
Code of Ethics	S-22
Control Persons and Principal Holders	S-22
Service Providers	S-22
Description of Shares	S-25
Waiver of Contingent Deferred Sales Charge	S-25
Redemption of Shares	S-26
Portfolio Holdings Disclosure	S-26
Tax Matters	S-27
Portfolio Transactions and Brokerage	S-30
Performance Information	S-31
General Information	S-31
Financial Statements	S-33
Appendix A Proxy Voting Policy and Procedures	A-1

THE FUND

The Fund may issue an unlimited number of shares of beneficial interest. All shares of the Fund have equal rights and privileges. Each share of the Fund is entitled to one vote on all matters as to which shares are entitled to vote. In addition, each share of the Fund is entitled to participate equally with other shares (i) in dividends and distributions declared by the Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of the Fund are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share. The Fund offers two different share classes, Class A and Class I. Each share class represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (i) each class of shares may be subject to different (or no) sales loads, (ii) each class of shares may bear different distribution fees; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees' fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares and (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Board of Trustees of the Trust (the "Board") may classify and reclassify the shares of the Fund into additional classes of shares at a future date. The Board may establish and offer shares of other series of the Trust at any time.

Under the Trust's Agreement and Declaration of Trust (the "Declaration of Trust"), each Trustee will continue in office until the termination of the Trust or his/her earlier death, incapacity, resignation or removal. Shareholders can remove a Trustee to the extent provided by the Investment Company Act of 1940, as amended (the "1940 Act") and the rules and regulations promulgated thereunder. Vacancies may be filled by a majority of the remaining Trustees, except insofar as the 1940 Act may require the election by shareholders. As a result, normally no annual or regular meetings of shareholders will be held unless matters arise requiring a vote of shareholders under the Declaration of Trust or the 1940 Act.

INVESTMENT STRATEGIES AND RISKS

The sections below describe, in greater detail than in the prospectus, some of the different types of investments that may be made by the Fund and the investment practices in which the Fund may engage. The Fund may make the following investments, among others, some of which are part of its principal investment strategies and some of which are not.  The principal risks of the Fund's principal investment strategies are discussed in the prospectus.  The Fund may not buy all of the types of securities or use all of the investment techniques that are described.

Repurchase Agreements

The Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements involve certain risks in the event of default by the other party. The Fund may enter into repurchase agreements with broker-dealers, banks and other financial institutions deemed to be creditworthy by the Investment Adviser under guidelines approved by the Board. The Fund will not invest in repurchase agreements maturing in more than seven days if any such investment, together with any other illiquid securities held by the Fund, would exceed the Fund's limitation on illiquid securities. The Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible lack of access to income on the underlying security during this period; and (c) expenses of enforcing its rights.

Repurchase agreements are fully collateralized by the underlying securities and are considered to be loans under the 1940 Act. The Fund pays for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement will be required to maintain the value of the underlying securities marked-to-market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. government, its agencies or instrumentalities) may have maturity dates exceeding one year.

Convertible Securities

 The Fund may invest in convertible securities. A convertible security includes any bond, debenture, note, preferred stock, warrant or other security which has the right to be converted into cash or another security or which carries with it the right to purchase any other security, any unit including one of the foregoing, or any other security for which it is expected that one of the foregoing will be received in exchange within a reasonably short period of time in a merger, acquisition, reorganization, recapitalization, or otherwise. A convertible security generally entitles the holder to exchange it for a fixed number of shares of common stock or other security, usually of the same company, or into cash at fixed prices within a specified period of time. A convertible security entitles the holder to receive the income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. The difference between the market price of the convertible security and the market price of the securities into which it may be converted is called the "premium." When the premium is small, the convertible security has performance characteristics similar to an equity security; when the premium is large, the convertible security has performance characteristics similar to a debt security.

Rights and Warrants

 The Fund may invest in rights and warrants. Warrants are in effect longer-term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices within certain periods of time. Rights are similar to warrants except that they have a substantially shorter term. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus producing a profit. Of course, since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised.

 Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock may be employed in financing young, unseasoned companies. The purchase price of a warrant varies with the exercise price of the warrant, the current market value of the underlying security, the life of the warrant and various other investment factors. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company and may lack a secondary market.

 When-Issued and Delayed Delivery Transactions

 The Fund may purchase and sell portfolio securities on a when-issued and delayed delivery basis. No income accrues to the Fund on securities in connection with such purchase transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the securities at delivery may be more or less than their purchase price, and yields generally available on comparable securities when delivery occurs may be higher or lower than yields on the securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will segregate cash and/or liquid securities having an aggregate value at least equal to the amount of such purchase commitments until payment is made. The

Fund will make commitments to purchase securities on such basis only with the intention of actually acquiring these securities, but the Fund may sell such securities prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with the Fund's investment objectives and policies and not for the purpose of investment leverage.

 Since the market value of both the securities or currency subject to the commitment and the securities or currency held as segregated assets may fluctuate, the use of commitments may magnify the impact of interest rate changes on the Fund's net asset value. A commitment sale is covered if the Fund owns or has the right to acquire the underlying securities or currency subject to the commitment. A commitment sale is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in value of a security or currency which the Fund owns or has the right to acquire. By entering into a commitment sale transaction, the Fund foregoes or reduces the potential for both gain and loss in the security which is being hedged by the commitment sale.

Short Sales Against the Box

 The Fund may from time to time make short sales of securities it owns or has the right to acquire. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short. In a short sale, the Fund does not immediately deliver the securities sold and does not receive the proceeds from the sale. The Fund is required to recognize gain from the short sale for federal income tax purposes at the time it enters into the short sale, even though it does not receive the sales proceeds until it delivers the securities. The Fund is said to have a short position in the securities sold until it delivers such securities at which time it receives the proceeds of the sale. The Fund may not make short sales or maintain a short position if to do so would cause more than 25% of its total assets, taken at market value, to be involved in such sales. The Fund may close out a short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund may want to continue to receive interest and dividend payments on securities in its portfolio.

Investment Company Securities

 The Fund may invest in securities of other investment companies, including other open-end or closed-end investment companies and exchange-traded funds ("ETFs"), by purchase in the open market involving only customary brokers' commissions or in connection with mergers, acquisitions of assets or consolidations or as may otherwise be permitted by the 1940 Act.  The ETFs in which the Fund may invest may include exchange-traded index and bond funds. Exchange-traded index funds seek to track the performance of various securities indices. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, their market value is expected to rise and fall as the value of the underlying index or bond rises and falls. The market value of their shares may differ from the net asset value of the particular fund. To the extent the Fund invests a portion of its assets in investment company securities, those assets will be subject to the risks of the purchased investment company's portfolio securities. In addition, if the Fund invests in such investment companies or investment funds, the Fund's shareholders will bear not only their proportionate share of the expenses of that Fund (including operating expenses and the fees of the investment adviser), but also will indirectly bear similar expenses of the underlying investment companies or investment funds.

Preferred Stocks

 The Fund may invest in preferred stock. Preferred stock generally has a preference as to dividends and upon liquidation over an issuer's common stock but ranks junior to other income securities in an issuer's capital structure. Preferred stock generally pays dividends in cash (or additional shares of preferred stock) at a defined rate but, unlike interest payments on other income securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer's common stock until all unpaid preferred stock dividends have been paid. Preferred stock also may provide that, in the event the issuer fails to make a specified number of dividend payments, the holders of the preferred stock will have the right to elect a specified number of directors to the issuer's board. Preferred stock also may be subject to optional or mandatory redemption provisions.

Borrowing, Reverse Repurchase Agreements and Similar Transactions

 The Fund may borrow from banks and  may enter into reverse repurchase agreements and economically similar transactions up to the amounts allowable under the 1940 Act (currently up to 33 1/3% of the Fund's total assets, including the amount borrowed). The Fund may also borrow for temporary purposes in an amount not in excess of 5% of the value of the total assets of the Fund at the time the borrowing is made.  The Fund has no current intention to borrow money other than for temporary purposes.

Borrowing by the Fund creates special risk considerations such as greater potential volatility in the net asset value of the shares and in the yield on the Fund's portfolio.  Borrowing by the Fund will create the opportunity for increased net income but, at the same time, will involve special risk considerations. Borrowing will create interest expenses for such the Fund which can exceed the income from the assets obtained with the proceeds. To the extent the income derived from securities purchased with funds obtained through borrowing exceeds the interest and other expenses that the Fund will have to pay in connection with such borrowing, the Fund's net income will be greater than if the Fund did not borrow. Conversely, if the income from the assets obtained through borrowing is not sufficient to cover the cost of borrowing, the net income of the Fund will be less than if the Fund did not borrow, and therefore the amount available for distribution to shareholders will be reduced.  In the event that the values of the Fund's portfolio securities do not appreciate or, in fact, depreciate, the Fund would be forced to liquidate a portion of its portfolio, which could be significant depending upon the magnitude of the decline in value of the Fund's assets, to pay interest on, and repay the principal of, any such borrowings. Even in the event that any assets purchased with the proceeds of such borrowings appreciate as anticipated by the Investment Adviser, a portion of the Fund's assets may be required to be liquidated to meet scheduled principal and interest payments with respect to such borrowings. Any such liquidations may be at inopportune times and prices. Utilization of investment leverage would result in a higher volatility of the net asset value of the Fund. The effect of leverage in a declining market would result in a greater decrease in net asset value to holders of the Fund's shares than if the Fund were not leveraged. The extent to which the Fund may borrow will depend upon the availability of credit. No assurance can be given that the Fund will be able to borrow on terms acceptable to the Fund and the Investment Adviser. The rights of any lenders to the Fund to receive payments of interest on and repayments of principal of borrowings will be senior to the rights of the Fund's shareholders, and the terms of the Fund's borrowings may contain provisions that limit certain activities of the Fund and could result in precluding the purchase of securities and instruments that the Fund would otherwise purchase.

 A reverse repurchase agreement involves the sale of a portfolio-eligible security by the Fund, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. The Fund typically will segregate cash and/or liquid securities equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements. However, reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. To the extent that positions in reverse repurchase agreements are not covered through the segregation of cash and/or liquid securities at least equal to the amount of any purchase commitment, such transactions would be subject to the the Fund's limitations on borrowings.

Portfolio Turnover

Although the Fund generally does not engage in short-term trading, portfolio securities may be sold without regard to the time they have been held when investment considerations warrant such action. A higher portfolio turnover rate would result in higher brokerage costs to the Fund and could also result in the greater realization of capital gains that will be subject to tax, including short-term gains, which will be taxable to shareholders at ordinary income tax rates.

STRATEGIC TRANSACTIONS

 The Fund may, but is not required to, use various investment strategies as described below ("Strategic Transactions"). Strategic Transactions may be used for a variety of purposes including hedging, risk management, portfolio management or to earn income. Any or all of the investment techniques described herein may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as the use of any Strategic Transaction by the Fund  is a function of numerous variables including market conditions. The Fund complies with applicable regulatory requirements when implementing Strategic Transactions, including the segregation of liquid assets when mandated by SEC rules or SEC staff positions. Although the Investment Adviser seeks to use Strategic Transactions to further the Fund's investment objective, no assurance can be given that the use of Strategic Transactions will achieve this result.

 General Risks of Derivatives

Strategic Transactions may involve the purchase and sale of derivative instruments. A derivative is a financial instrument the value of which depends upon (or derives from) the value of another asset, security, interest rate, or index. Derivatives may relate to a wide variety of underlying instruments, including equity and debt securities, indexes, interest rates, currencies and other assets. Certain derivative instruments which the Fund may use and the risks of those instruments are described in further detail below. The Fund may in the future also utilize derivatives techniques, instruments and strategies that may be newly developed or permitted as a result of regulatory changes, consistent with the Fund's investment objective and policies. Such newly developed techniques, instruments and strategies may involve risks different than or in addition to those described herein. No assurance can be given that any derivatives strategy employed by the Fund will be successful.

The risks associated with the use of derivatives are different from, and possibly greater than, the risks associated with investing directly in the instruments underlying such derivatives. Derivatives are highly specialized instruments that require investment techniques and risk analyses different from other portfolio investments. The use of derivative instruments requires an understanding not only of the underlying instrument but also of the derivative itself. Certain risk factors generally applicable to derivative transactions are described below.

•
Derivatives are subject to the risk that the market value of the derivative itself or the market value of underlying instruments will change in a way adverse to the Fund's interests. The Fund bears the risk that the Investment Adviser may incorrectly forecast future market trends and other financial or economic factors or the value of the underlying security, index, interest rate or currency when establishing a derivatives position for the Fund.

•
Derivatives may be subject to pricing or "basis" risk, which exists when a derivative becomes extraordinarily expensive (or inexpensive) relative to historical prices or corresponding instruments. Under such market conditions, it may not be economically feasible to initiate a transaction or liquidate a position at an advantageous time or price.

•	Many derivatives are complex and often valued subjectively. Improper valuations can result in increased payment requirements to counterparties or a loss of value to the Fund.
•
Using derivatives as a hedge against a portfolio investment the Fund to the risk that the derivative will have imperfect correlation with the portfolio investment, which could result in the Fund incurring substantial losses. This correlation risk may be greater in the case of derivatives based on an index or other basket of securities, as the portfolio securities being hedged may not duplicate the components of the underlying index or the basket may not be of exactly the same type of obligation as those underlying the derivative. The use of derivatives for "cross hedging" purposes (using a derivative based on one instrument as a hedge on a different instrument) may also involve greater correlation risks.

•
While using derivatives for hedging purposes can reduce the Fund's risk of loss, it may also limit the Fund's opportunity for gains or result in losses by offsetting or limiting the Fund's ability to participate in favorable price movements in portfolio investments.

•
Derivatives transactions for non-hedging purposes involve greater risks and may result in losses which would not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. In the event that the Fund enters into a derivatives transaction as an alternative to purchasing or selling the underlying instrument or in order to obtain desired exposure to an index or market, the Fund will be exposed to the same risks as are incurred in purchasing or selling the underlying instruments directly.

•
The use of certain derivatives transactions involves the risk of loss resulting from the insolvency or bankruptcy of the other party to the contract (the "counterparty") or the failure by the counterparty to make required payments or otherwise comply with the terms of the contract. In the event of default by a counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction.

•
Liquidity risk exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid, the Fund may be unable to initiate a transaction or liquidate a position at an advantageous time or price.

•
Certain derivatives transactions, including OTC options, swaps, forward contracts, certain options on foreign currencies and other OTC derivatives, are not entered into or traded on exchanges or in markets regulated by the CFTC or the SEC. Instead, such OTC derivatives are entered into directly by the counterparties and may be traded only through financial institutions acting as market makers. OTC derivatives transactions can only be entered into with a willing counterparty. Where no such counterparty is available, the Fund will be unable to enter into a desired transaction. There also may be greater risk that no liquid secondary market in the trading of OTC derivatives will exist, in which case the Fund may be required to hold such instruments until exercise, expiration or maturity. Many of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and as a result the Fund would bear greater risk of default by the counterparties to such transactions.

•
The  Fund may be required to make physical delivery of portfolio securities underlying a derivative in order to close out a derivatives position or to sell portfolio securities at a time or price at which it may be disadvantageous to do so in order to obtain cash to close out or to maintain a derivatives position.

•
As a result of the structure of certain derivatives, adverse changes in the value of the underlying instrument can result in a losses substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

•	Certain derivatives, including certain OTC options and swap agreements, may be considered illiquid and therefore subject to the Fund's limitation on investments in illiquid securities.
•
Certain derivative transactions may give rise to a form of leverage. Leverage associated with derivative transactions may cause the Fund to sell portfolio securities when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged.

•	Derivatives transactions conducted outside the United States may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin,

exercise, settlement or expiration procedures. Many of the risks of OTC derivatives transactions are also applicable to derivatives transactions conducted outside the United States. Derivatives transactions conducted outside the United States are subject to the risk of governmental action affecting the trading in, or the prices of, foreign securities, currencies and other instruments The value of such positions could be adversely affected by foreign political and economic factors; lesser availability of data on which to make trading decisions; delays the Fund's ability to act upon economic events occurring in foreign markets; and less liquidity than U.S. markets.

•
Currency derivatives are subject to additional risks. Currency derivatives transactions may be negatively affected by government exchange controls, blockages, and manipulations. Currency exchange rates may be influenced by factors extrinsic to a country's economy. There is no systematic reporting of last sale information with respect to foreign currencies. As a result, the available information on which trading in currency derivatives will be based may not be as complete as comparable data for other transactions. Events could occur in the foreign currency market which will not be reflected in currency derivatives until the following day, making it more difficult for the Fund to respond to such events in a timely manner.

•
Proposed legislation regarding regulation of the financial sector could change the way in which derivative instruments are regulated and/or traded.  Among the legislative proposals are requirements that derivative instruments be traded on regulated exchanges and cleared through central clearinghouses, limitations on derivative trading by certain financial institutions, reporting of derivatives transactions, regulation of derivatives dealers and imposition of additional collateral requirements.   There can be no assurance  Such regulation, if enacted, may impact the availability, liquidity and cost of derivative instruments.  There can be no assurance that such legislation or regulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objective.

Options

An option is a contract that gives the holder of the option the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the seller of the option (the "option writer") the underlying security at a specified fixed price (the "exercise price") prior to a specified date (the "expiration date"). The buyer of the option pays to the option writer the option premium, which represents the purchase price of the option.

Exchange traded options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such option. OTC options are purchased from or sold to counterparties through direct bilateral agreement between the counterparties. Certain options, such as options on individual securities, are settled through physical delivery of the underlying security, whereas other options, such as index options, are settled in cash in an amount based on the value of the underlying instrument multiplied by a specified multiplier.

Writing Options.  The Fund may write call and put options. As the writer of a call option, the Fund receives the premium from the purchaser of the option and has the obligation, upon exercise of the option, to deliver the underlying security upon payment of the exercise price. If the option expires without being exercised the Fund is not required to deliver the underlying security but retains the premium received.

The Fund may only write call options that are "covered." A call option on a security is covered if (a) the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, such amount is maintained by the Fund in segregated liquid assets) upon conversion or exchange of other securities held by the Fund; or (b) the Fund has purchased a call on the underlying security, the exercise price of which is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated liquid assets.

Selling call options involves the risk that the Fund may be required to sell the underlying security at a disadvantageous price, below the market price of such security, at the time the option is exercised. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the underlying security covering the option above the sum of the premium and the exercise price but retains the risk of loss should the price of the underlying security decline.

The Fund may write put options. As the writer of a put option, the Fund receives the premium from the purchaser of the option and has the obligation, upon exercise of the option, to pay the exercise price and receive delivery of the underlying security. If the option expires without being exercised, the Fund is not required to receive the underlying security in exchange for the exercise price but retains the option premium.

The Fund may only write put options that are "covered." A put option on a security is covered if (a) the Fund segregates liquid assets equal to the exercise price; or (b) the Fund has purchased a put on the same security as the put written, the exercise price of which is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated liquid assets.

 Selling put options involves the risk that the Fund may be required to buy the underlying security at a disadvantageous price, above the market price of such security, at the time the option is exercised. While the Fund's potential gain in writing a covered put option is limited to the premium received plus the interest earned on the liquid assets covering the put option, the Fund's risks of loss is equal to the entire value of the underlying security, offset only by the amount of the premium received.

The Fund may close out an options position which it has written through a closing purchase transaction. The Fund would execute a closing purchase transaction with respect to a call option written by purchasing a call option on the same underlying security and having the same exercise price and expiration date as the call option written by the Fund. The Fund would execute a closing purchase transaction with respect to a put option written by purchasing a put option on the same underlying security and having the same exercise price and expiration date as the put option written by the Fund. A closing purchase transaction may or may not result in a profit to the Fund. The Fund could close out its position as an option writer only if a liquid secondary market exists for options of that series and there is no assurance that such a market will exist with respect to any particular option.

The writer of an option generally has no control over the time when the option is exercised and the option writer is required to deliver or acquire the underlying security. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option. Thus, the use of options may require the Fund to buy or sell portfolio securities at inopportune times or for prices other than the current market values of such securities, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell.

Purchasing Options.  The Fund may purchase call and put options. As the buyer of a call option, the Fund pays the premium to the option writer and has the right to purchase the underlying security from the option writer at the exercise price. If the market price of the underlying security rises above the exercise price, the Fund could exercise the option and acquire the underlying security at a below market price, which could result in a gain to the Fund, minus the premium paid. As the buyer of a put option, the Fund pays the premium to the option writer and has the right to sell the underlying security to the option writer at the exercise price. If the market price of the underlying security declines below the exercise price, the Fund could exercise the option and sell the underlying security at an above market price, which could result in a gain to the Fund, minus the premium paid. The Fund may buy call and put options whether or not it holds the underlying securities.

As a buyer of a call or put option, the Fund may sell put or call options that it has purchased at any time prior to such option's expiration date through a closing sale transaction. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the volatility of the underlying security, the underlying security's dividend policy, and the time remaining until the expiration date. A closing sale transaction may or may not result in a profit to the Fund. The Fund's ability to initiate a closing sale transaction is dependent upon the liquidity of the options market and there is no assurance that such a market will exist with respect to any particular option. If the Fund does not exercise or sell an option prior to its expiration date, the option expires and becomes worthless.

 OTC Options.  Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options generally are established through negotiation between the parties to the options contract. This type of arrangement allows the purchaser and writer greater flexibility to tailor the option to their needs. OTC options are available for a greater variety of securities or baskets of securities, and in a wider range of expiration dates and exercise prices than exchange traded options. However, unlike exchange traded options, which are issued and guaranteed by a regulated intermediary, such as the OCC, OTC options are entered into directly with the counterparty. Unless the counterparties provide for it, there is no central clearing or guaranty function for an OTC option. Therefore, OTC options are subject to the risk of default or non-performance by the counterparty. Accordingly, the Investment Adviser must assess the creditworthiness of the counterparty to determine the likelihood that the terms of the option will be satisfied. There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. As a result, the Fund may be unable to enter into closing sale transactions with respect to OTC options.

Index Options.  Call and put options on indices operate similarly to options on securities. Rather than the right to buy or sell a single security at a specified price, options on an index give the holder the right to receive, upon exercise of the option, an amount of cash determined by reference to the value of the underlying index. The underlying index may be a broad-based index or a narrower market index. Unlike options on securities, all settlements are in cash. The settlement amount, which the writer of a index option must pay to the holder of the option upon exercise, is generally equal to the difference between the fixed exercise price of the option and the value of the underlying index, multiplied by a specified multiplier. The multiplier determines the size of the investment position the option represents. Gain or loss to the Fund on index options transactions will depend on price movements in the underlying securities market generally or in a particular segment of the market rather than price movements of individual securities. As with other options, the Fund may close out its position in index options through closing purchase transactions and closing sale transactions provided that a liquid secondary market exists for such options.

Index options written by the Fund will generally be covered in a manner similar to the covering of other types of options, by holding an offsetting financial position and/or segregating liquid assets. The Fund may cover call options written on an index by owning securities whose price changes, in the opinion of the Investment Adviser, are expected to correlate to those of the underlying index.

Foreign Currency Options.  Options on foreign currencies operate similarly to options on securities. Rather than the right to buy or sell a single security at a specified price, options on foreign currencies give the holder the right to buy or sell foreign currency for a fixed amount in U.S. dollars. Options on foreign currencies are traded primarily in the OTC market, but may also be traded on United States and foreign exchanges. The value of a foreign currency option is dependent upon the value of the underlying foreign currency relative to the U.S. dollar. The price of the option may vary with changes in the value of either or both currencies and has no relationship to the investment merits of a foreign security. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and foreign investment generally. As with other options, the Fund may close out its position in foreign currency options through closing purchase transactions and closing sale transactions provided that a liquid secondary market exists for such options.  Foreign currency options written by the Fund will generally be covered in a manner similar to the covering of other types of options, by holding an offsetting financial position and/or segregating liquid assets.

Additional Risks of Options Transactions.  The risks associated with options transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Options are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of options requires an understanding not only of the underlying instrument but also of the option itself. Options may be subject to the risk factors generally applicable to derivatives transactions described herein, and may also be subject to certain additional risk factors, including:

•	The exercise of options written or purchased by the Fund could cause the Fund to sell portfolio securities, thus increasing the Fund's portfolio turnover.
•
The Fund pays brokerage commissions each time it writes or purchases an option or buys or sells an underlying security in connection with the exercise of an option. Such brokerage commissions could be higher relative to the commissions for direct purchases of sales of the underlying securities.

•	The Fund's options transactions may be limited by limitations on options positions established by the exchanges on which such options are traded.
•
The hours of trading for exchange listed options may not coincide with the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities that cannot be reflected in the options markets.

•
Index options based upon a narrower index of securities may present greater risks than options based on broad market indexes, as narrower indexes are more susceptible to rapid and extreme fluctuations as a result of changes in the values of a small number of securities.

•
The Fund is subject to the risk of market movements between the time that an option is exercised and the time of performance thereunder, which could increase the extent of any losses suffered by the Fund in connection with options transactions.

 Futures Contracts

A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time (the "settlement date"). Futures contracts may be based on a specified equity security (securities futures), a specified debt security or reference rate (interest rate futures), the value of a specified securities index (index futures) or the value of a foreign currency (forward contracts and currency futures). The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The buyer of a futures contract agrees to purchase the underlying instrument on the settlement date and is said to be "long" the contract. The seller of a futures contract agrees to sell the underlying instrument on the settlement date and is said to be "short" the contract. Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures contracts call for settlement only on the expiration date and cannot be "exercised" at any other time during their term.

Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date (such as in the case of securities futures and interest rate futures based on a specified debt security) or by payment of a cash settlement amount on the settlement date (such as in the case of futures contracts relating to interest rates, foreign currencies and broad-based securities indexes). In the case of cash settled futures contracts, the settlement amount is equal to the difference between the reference instrument's price on the last trading day of the contract and the reference instrument's price at the time the contract was entered into. Most futures contracts, particularly futures contracts requiring physical delivery, are not held until the settlement date, but instead are offset before the settlement date through the establishment of an opposite and equal futures position (buying a contract that had been sold, or selling a contract that had been purchased). All futures transactions (except currency forward contracts) are effected through a clearinghouse associated with the exchange on which the futures are traded.

The buyer and seller of a futures contract are not required to deliver or pay for the underlying commodity unless the contract is held until the settlement date. However, both the buyer and seller are required to deposit "initial margin" with a futures commodities merchant when the futures contract is entered into. Initial margin deposits are typically calculated as a percentage of the contract's market value. If the value of either party's position declines, the party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The process is known as "marking-to-market." Upon the closing of a futures position through an the establishment of an offsetting position, a final determination of variation margin will be made and additional cash will be paid by or released to the Fund.

In addition, the Fund may be required to maintain segregated liquid assets in order to cover futures transactions. The Fund will segregate liquid assets in an amount equal to the difference between the market value of a futures contract entered into by the Fund and the aggregate value of the initial and variation margin payments made by the Fund with respect to such contract.

Currency Forward Contracts and Currency Futures.  A foreign currency forward contract is a negotiated agreement between two parties to exchange specified amounts of two or more currencies at a specified future time at a specified rate. The rate specified by the forward contract can be higher or lower than the spot rate between the currencies that are the subject of the contract. Settlement of a foreign currency forward contract for the purchase of most currencies typically must occur at a bank based in the issuing nation. Currency futures are similar to currency forward contracts, except that they are traded on an exchange and standardized as to contract size and delivery date. Most currency futures call for payment or delivery in U.S. dollars. Unanticipated changes in currency prices may result in losses to the Fund and poorer overall performance for the Fund than if it had not entered into forward contracts.

 Options on Futures Contracts.  Options on futures contracts are similar to options on securities except that options on futures contracts give the purchasers the right, in return for the premium paid, to assume a position in a futures contract (a long position in the case of a call option and a short position in the case of a put option) at a specified exercise price at any time prior to the expiration of the option. Upon exercise of the option, the parties will be subject to all of the risks associated with futures transactions and subject to margin requirements. As the writer of options on futures contracts, the Fund would also be subject to initial and variation margin requirements on the option position.

 Options on futures contracts written by the Fund will generally be covered in a manner similar to the covering of other types of options, by holding an offsetting financial position and/or segregating liquid assets. The Fund may cover an option on a futures contract by purchasing or selling the underlying futures contract. In such instances the exercise of the option will serve to close out the Fund's futures position.

 Additional Risk of Futures Transactions.  The risks associated with futures contract transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Futures are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of futures requires an understanding not only of the underlying instrument but also of the futures contract itself. Futures may be subject to the risk factors generally applicable to derivatives transactions described herein, and may also be subject to certain additional risk factors, including:

•
The risk of loss in buying and selling futures contracts can be substantial. Small price movements in the commodity underlying a futures position may result in immediate and substantial loss (or gain) to the Fund.

•
Buying and selling futures contracts may result in losses in excess of the amount invested in the position in the form of initial margin. In the event of adverse price movements in the underlying commodity, security, index, currency or instrument, the Fund would be required to make daily cash payments to maintain its required margin. The Fund may be required to sell portfolio securities in order to meet daily margin requirements at a time when it may be disadvantageous to do so. The Fund could lose margin payments deposited with a futures commodities merchant if the futures commodities merchant breaches its agreement with the Fund, becomes insolvent or declares bankruptcy.

•
Most exchanges limit the amount of fluctuation permitted in futures contract prices during any single trading day. Once the daily limit has been reached in a particular futures contract, no trades may be made on that day at prices beyond that limit. If futures contract prices were to move to the daily limit for several trading days with little or no trading, the Fund could be prevented from prompt liquidation of a futures position and subject to substantial losses. The daily limit governs only price movements during a single trading day and therefore does not limit the Fund's potential losses.

•
Index futures based upon a narrower index of securities may present greater risks than futures based on broad market indexes, as narrower indexes are more susceptible to rapid and extreme fluctuations as a result of changes in value of a small number of securities.

The Fund will not enter into futures contracts or options transactions (except for closing transactions) other than for bona fide hedging purposes if, immediately thereafter, the sum of its initial margin and premiums on open futures contracts and options exceed 5% of the fair market value of the Fund's assets; however, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

 Swap Contracts and Related Derivative Instruments

A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to the risk of default or non-performance by the counterparty. Accordingly, the Investment Adviser must assess the creditworthiness of the counterparty to determine the likelihood that the terms of the swap will be satisfied.

Swap agreements allow for a wide variety of transactions. For example, fixed rate payments may be exchanged for floating rate payments, U.S. dollar denominated payments may be exchanged for payments denominated in foreign currencies, and payments tied to the price of one security, index, reference rate, currency or other instrument may be exchanged for payments tied to the price of a different security, index, reference rate, currency or other instrument. Swap contracts are typically individually negotiated and structured to provide exposure to a variety of particular types of investments or market factors. Swap contracts can take many different forms and are known by a variety of names. To the extent consistent with the Fund's investment objectives and policies, the Fund is not limited to any particular form or variety of swap contract. The Fund may utilize swaps to increase or decrease their exposure to the underlying instrument, reference rate, foreign currency, market index or other asset. The Fund may also enter into related derivative instruments including caps, floors and collars.

The Fund may be required to cover swap transactions. Obligations under swap agreements entered into on a net basis are generally accrued daily and any accrued but unpaid amounts owed by the Fund to the swap counterparty will be covered by segregating liquid assets. If the Fund enters into a swap agreement on other than a net basis, the Fund will segregate liquid assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

Interest Rate Swaps, Caps, Floors and Collars.  Interest rate swaps consist of an agreement between two parties to exchange their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are generally entered into on a net basis.

The Fund may also buy or sell interest rate caps, floors and collars. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a specified notional amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a specified notional amount from the party selling the interest rate floor. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rate of values. Caps, floors and collars may be less liquid that other types of swaps. If the Fund sells caps, floors and collars, it will segregate liquid assets with a value equal to the full amount, accrued daily, of the Fund's net obligations with respect to the caps, floors or collars.

Index Swaps.  An index swap consists of an agreement between two parties in which a party exchanges a cash flow based on a notional amount of a reference index for a cash flow based on a different index or on another specified instrument or reference rate. Index swaps are generally entered into on a net basis.

Currency Swaps.  A currency swap consists of an agreement between two parties to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them, such as exchanging a right to receive a payment in foreign currency for the right to receive U.S. dollars. Currency swap agreements may be entered into on a net basis or may involve the delivery of the entire principal value of one designated currency in exchange for the entire principal value of another designated currency. In such cases, the entire principal value of a currency swap is subject to the risk that the counterparty will default on its contractual delivery obligations.

Credit Default Swaps.  The Fund may enter into credit default swap contracts and options thereon. A credit default swap consists of an agreement between two parties in which the "buyer" agrees to pay to the "seller" a periodic stream of payments over the term of the contract and the seller agrees to pay the buyer the par value (or other agreed-upon value ) of a referenced debt obligation upon the occurrence of a credit event with respect to the issuer of the referenced debt obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. The Fund may be either the buyer or seller in a credit default swap. As the buyer in a credit default swap, the Fund would pay to the counterparty the periodic stream of payments. If no default occurs, the Fund would receive no benefit from the contract. As the seller in a credit default swap, the Fund would receive the stream of payments but would be subject to exposure on the notional amount of the swap, which it would be required to pay in the event of default. The Fund will generally segregate liquid assets to cover any potential obligation under a credit default swap sold by it. The use of credit default swaps could result in losses to the Fund if the Investment Adviser fails to correctly evaluate the creditworthiness of the issuer of the referenced debt obligation.

Inflation Swaps.  Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index, such as the Consumer Price Index, over the term of the swap (with some lag on the referenced inflation index), and the other party pays a compounded fixed rate. Inflation swap agreements may be used to protect the net asset value of the Fund against an unexpected change in the rate of inflation measured by an inflation index. The value of inflation swap agreements is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of an inflation swap agreement.

 Swaptions.  An option on a swap agreement, also called a "swaption," is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market based "premium." A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

General Risks of Swaps.  The risks associated with swap transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of swaps requires an understanding not only of the underlying instrument but also of the swap contract itself. Swap transactions may be subject to the risk factors generally applicable to derivatives transactions described above, and may also be subject to certain additional risk factors, including:

•
Swap agreements are not traded on exchanges and not subject to government regulation like exchange traded derivatives. As a result, parties to a swap agreement are not protected by such government regulations as participants in transactions in derivatives traded on organized exchanges.

•
In addition to the risk of default by the counterparty, if the creditworthiness of a counterparty to a swap agreement declines, the value of the swap agreement would be likely to decline, potentially resulting in losses.

•
The swaps market is a relatively new market and is largely unregulated. It is possible that further developments in the swaps market, including potential governmental regulation, could adversely affect the Fund's ability to utilize swaps, terminate existing swap agreements or realize amounts to be received under such agreements.

Structured Products

 The Fund also may invest a portion of their assets in structured notes and other types of structured investments (referred to collectively as "structured products"). A structured note is a derivative security for which the amount of principal repayment and/or interest payments is based on the movement of one or more "factors." These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices. The cash flow or rate of return on a structured note may be determined by applying a multiplier to the rate of total return on the referenced factor. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the referenced factor could result in a relatively large loss in the value of a structured note.

 Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Where the Fund's investments in structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference factor may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference factor may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note.

 Generally, structured investments are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. These investment entities may be structured as trusts or other types of pooled investment vehicles. This type of restructuring generally involves the deposit with or purchase by an entity of the underlying investments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying investments. The cash flow or rate of return on the underlying investments may be apportioned among the newly issued securities to create different investment characteristics, such as varying maturities, credit quality, payment priorities and interest rate provisions.  The Fund may have the right to receive payments to which it is entitled only from the structured investment, and generally does not have direct rights against the issuer. Holders of structured investments bear risks of the underlying investment and are subject to counterparty risk. While certain structured investment vehicles enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured investment vehicles generally pay their share of the investment vehicle's administrative and other expenses.

Certain structured products may be thinly traded or have a limited trading market and may have the effect of increasing the Fund's illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities.

 Combined Transactions

 Combined transactions involve entering into multiple derivatives transactions (such as multiple options transactions, including purchasing and writing options in combination with each other; multiple futures transactions; and combinations of options, futures, forward and swap transactions) instead of a single derivatives transaction in order to customize the risk and return characteristics of the overall position. Combined transactions typically contain elements of risk that are present in each of the component transactions. The Fund may enter into a combined transaction instead of a single derivatives transaction when, in the opinion of the Investment Adviser, it is in the best interest of the Fund to do so. Because combined transactions involve multiple transactions, they may result in higher transaction costs and may be more difficult to close out.

 Regulatory Matters

 As described herein, the Fund may be required to cover its potential economic exposure to certain derivatives transactions by holding an offsetting financial position and/or segregating liquid assets equal in value to the Fund's potential economic exposure under the transaction. The Fund will cover such transactions as described herein or in such other manner as may be in accordance with applicable laws and regulations. Assets used to cover derivatives transactions cannot be sold while the derivatives position is open, unless they are replaced by other appropriate assets. Segregated liquid assets and assets held in margin accounts are not otherwise available to the Fund for investment purposes. If a large portion of the Fund's assets are used to cover derivatives transactions or are otherwise segregated, it could affect portfolio management or the Fund's ability to meet redemption requests or other current obligations. With respect to derivatives which are cash-settled (i.e., have no physical delivery requirement), the Fund is permitted to segregate cash and/or liquid securities in an amount equal to the Fund's daily marked-to-market net obligations (i.e., the daily net liability) under the derivative, if any, rather than the derivative's full notional value or the market value of the instrument underlying the derivative, as applicable. By segregating cash and/or liquid securities equal to only its net obligations under cash-settled derivatives, the Fund will have the ability to employ a form of leverage through the use of certain deriviative transactions to a greater extent than if the Fund were required to segregate assets equal to the full notional amount of the derivative or the market value of the underlying instrument, as applicable.

 Each of the exchanges and other trading facilitates on which options are traded has established limitations on the maximum number of put or call options on a given underlying security that may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on different exchanges or through one or more brokers. These position limits may restrict the number of listed options which the Fund may write. Option positions of all investment companies advised by the Investment Adviser are combined for purposes of these limits. An exchange may order the liquidation of positions found to be in excess of these limits and may impose certain other sanctions or restrictions.

INVESTMENT RESTRICTIONS

The investment restrictions for the Fund as set forth below are fundamental policies of the Fund that may not be changed without the approval of shareholders.  Shareholder approval means approval by the lesser of (1) more than 50% of the outstanding voting securities of the Fund, or (2) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy. Except for those investment policies specifically identified as fundamental in the prospectus or this SAI, the Fund's investment objectives as described in the prospectus and all other investment policies and practices described in the prospectus and this SAI are non-fundamental and may be changed by the Board without the approval of the shareholders.

Unless otherwise indicated, all of the percentage limitations below and the investment restrictions recited in the prospectus apply to the Fund on an individual basis, and apply only at the time a transaction is entered into. Therefore, a change in the percentage that results from a relative change in values or from a change in the Fund's net assets will not be considered a violation of the Fund's policies or restrictions.

1.
Issue senior securities nor borrow money, except the Fund may issue senior securities or borrow money to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

2.
Act as an underwriter of securities issued by others, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws

3.
Invest in any security if, as a result, 25% or more of the value of the Fund's total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry, except as otherwise provided by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time,  provided, however, that the Fund will, in normal circumstances, invest more than 25% of its assets in the natural resources industry, including MLPs operating in such industry, and may invest to an unlimited degree in securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or securities of state and municipal governments or their political subdivisions, or (b)

4.
Purchase or sell real estate except that the Fund may: (a) acquire or lease office space for its own use, (b) invest in securities of issuers that invest in real estate or interests therein or that are engaged in or operate in the real estate industry, (c) invest in securities that are secured by real estate or interests therein, (d) purchase and sell mortgage-related securities, (e) hold and sell real estate acquired by the Fund as a result of the ownership of securities and (f) as otherwise permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

5.
Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

6.
Make loans of money or property to any person, except (a) to the extent that securities or interests in which the respective Fund may invest are considered to be loans, (b) through the loan of portfolio securities, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the respective Fund from the provisions of the 1940 Act, as amended from time to time.

MANAGEMENT OF THE FUND

The Board has overall responsibility for monitoring the operations of the Fund and for supervising the services provided by the Investment Adviser and other organizations. The officers of the Trust are responsible for managing the day-to-day operations of the Fund.

Set forth below is information with respect to each of the Trustees and officers of the Trust, including their principal occupations during the past five years.  The business address of the Fund, its Trustees and officers is 3300 Oak Lawn Avenue, Suite 650, Dallas, Texas 75219.

Board of Trustees

Name and Date of Birth	Position(s) Held With the Trust	Term of Office and Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees

Interested Trustee
Jerry V. Swank* (1951)	Trustee, Chairman of the Board, Chief Financial Officer, Chief Executive Officer, and President	Trustee since 2010	Managing Partner of the Investment Adviser and portfolio manager of the Fund (2007 to present).	2	None
*           Mr. Swank is an "interested person" of the Fund, as defined under the 1940 Act, by virtue of hisposition as Managing Partner of the Investment Adviser.

Trustee Qualifications

[The Board has determined that each Trustee should to serve as such based on several factors (none of which alone is decisive).  Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) availability and commitment to attend meetings and perform the responsibilities of a Trustee, (ii) relevant experience, (iii) educational background, (iv) financial expertise, and (v) ability, judgment and expertise.]

[In respect of each current Trustee, the individual's professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Fund, were a significant factor in the determination that the individual should serve as a trustee of the Fund.  Following is a summary of various qualifications, experiences and skills of each Trustee (in addition to business experience during the past five years as set forth in the table above) that contributed to the Board's conclusion that an individual should serve on the Board:]

[To come by amendment]

Executive Officers

The following information relates to the executive officers of the Fund who are not Trustees.   The officers of the Fund were appointed by the Board on [         ], 2010 and will serve until their respective successors are chosen and qualified.

Name and Age	Position	Principal Occupation During the Past Five Years
John H. Alban Year of birth: 1963	Chief Financial Officer and Treasurer	Chief Financial Officer ("CFO") of the Investment Adviser; CAO of NGP Energy Capital Management (2007 – 2009); COO of Spinnerhawk Capital Management, L.P. (2005-2007)
Daniel L. Spears Year of birth: 1972	Executive Vice President and Secretary	Partner and Portfolio manager of the Investment Adviser; Investment banker at Banc of America Securities, LLC (1998 to 2006).

Board Leadership Structure

[The Board consists of [ ] Trustees, [ ] of whom are Independent Trustees.  The Chairman of the Board is selected by the Trustees.  An Interested Trustee currently serves as Chairman of the Board.  The Chairman of the Board presides at meetings of the Board and acts as a liaison with service providers, officers, attorneys and other Trustees generally between meetings, and performs such other functions as may be requested by the Board from time to time. The Independent Trustees have not selected a lead Independent Trustee at this time.]

[The Board will meet regularly four times each year to discuss and consider matters concerning the Fund, and will also holds special meetings to address matters arising between regular meetings.  Regular meetings generally take place in-person; other meetings may take place in-person or by telephone.  The Independent Trustees are advised by independent legal counsel and intend to regularly meet outside the presence of Fund management.]

[The Trustees have determined that the efficient conduct of the Trustees' affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board.  The committees will meet as often as necessary, either in conjunction with regular meetings of the Board or otherwise.  The committees of the Board are the Audit Committee and the Nominating and Governance Committee.   The functions and role of each Committee are described below under "—Board Committees." The membership of each Committee consists of all of the Independent Trustees, which the Board believes allows them to participate in the full range of the Board's oversight duties.]

[The Board has determined that this leadership structure, including a Chairman of the Board who is an Interested Trustee, a supermajority of Independent Trustees and Committee membership limited to Independent Trustees, is appropriate in light of the characteristics and circumstances of the Fund.  In reaching this conclusion, the Board considered, among other things, the role of the Investment Adviser in the day-to-day management of Fund affairs, the extent to which the work of the Board will be conducted through the Committees the projected net assets of the Fund and the management, distribution and other service arrangements of the Fund.  The Board also believes that its structure, including the presence of one Trustee who is an executive officer of the Investment Adviser, facilitates an efficient flow of information concerning the management of the Fund to the Independent Trustees.]

Board Committees

Messrs.  [ ], [ ] and [ ], who are not "interested persons" of the Fund, as defined in the 1940 Act, serve on the Fund's Nominating and Governance Committee.  The Nominating and Governance Committee is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created.  The Nominating and Governance Committee would consider recommendations by shareholders if a vacancy were to exist.  Such recommendations should be forwarded to the Secretary of the Fund.  The Fund does not have a standing compensation committee.

Messrs.  [ ], [ ] and [ ], who are not "interested persons" of the Fund, as defined in the 1940 Act, serve on the Fund's Audit Committee.  The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and internal controls of the Fund and, as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Fund's financial statements and the audit thereof and acting as a liaison between the Board and the Fund's independent registered public accounting firm.

Board's Role in Risk Oversight

[The Fund has retained the Investment Adviser to provide investment advisory services and certain administrative services.  The Investment Adviser are immediately responsible for the management of risks that may arise from Fund investments and operations.  Certain employees of the Investment Adviser serve as the Fund's officers, including the Fund's President, Chief Executive Officer and Chief Financial Officer.  The Board oversees the performance of these functions by the Investment Adviser, both directly and through the Committee structure it has established.  The Board will receive from the Investment Adviser reports on a regular and as-needed basis relating to the Fund's investment activities and to the actual and potential risks of the Fund, including reports on investment risks, compliance with applicable laws, and the Fund's financial accounting and reporting.  In addition, the Board will meet periodically with the portfolio managers of the Fund to receive reports regarding the portfolio management of the Fund and its performance and investment risks.]

[In addition, the Board has appointed a Chief Compliance Officer ("CCO").  The CCO oversees the development of compliance policies and procedures that are reasonably designed to minimize the risk of violations of the federal securities laws ("Compliance Policies").  The CCO reports directly to the Independent Trustees, and will provide presentations to the Board at its quarterly meetings and an annual report on the application of the Compliance Policies.  The Board will discuss relevant risks affecting the Fund with the CCO at these meetings.  The Board has approved the Compliance Policies and will review the CCO's reports.  Further, the Board will annually reviews the sufficiency of the Compliance Policies, as well as the appointment and compensation of the CCO.]

Trustee Share Ownership

The Trustees owned the following dollar ranges of equity securities in the Fund as of the end of the most recently completed calendar year:

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies(1)

(1)       As of the date of this SAI, there are two funds in the "Family of Investment Companies."

Remuneration of Trustees and Officers

Each Trustee who is not an "interested person," as defined by the 1940 Act, of the Trust is paid: (i) an annual retainer of $[ ]; (ii) a fee of $[ ] for each quarterly meeting of the Board attended; and (iii) a fee of $[ ] for each meeting attended of any committee of the Board of which such Trustee is a member (if such meeting is not held on the same day as a meeting of the Board). Because the Fund is newly organized, it has not paid any compensation to its Trustees during any prior fiscal years.  The table below shows the estimated compensation that is contemplated to be paid to Trustees for the Fund's fiscal year ended November 30, 2010, assuming a full fiscal year of operations.  Officers of the Trust, all of whom are members, officers, or employees of the Investment Adviser, or their affiliates, receive no compensation from the Trust.

Trustee(1)	Aggregate Estimated Compensation From Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses(2)	Estimated Annual Benefits Upon Retirement(2)	Total Compensation from Fund and Fund Complex Paid to Trustees(3)

(1)	Trustees not entitled to compensation are not included in the table.
(2)	The Fund does not accrue or pay retirement or pension benefits to Trustees as of the date of this SAI.
(3)	As of the date of this SAI, there are two funds in the "Fund Complex."

Shareholder Communications

Shareholders may send communications to the Board.  Shareholders should send communications intended for the Board by addressing the communications directly to the Board (or individual Board member(s)) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund's office or directly to such Board member(s) at the address specified above for each Trustee. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management and will be forwarded to the Board only at management's discretion based on the matters contained in those communications.

INVESTMENT ADVISORY AGREEMENT

The Investment Adviser provides investment advisory services to the Fund pursuant to the terms of an Investment Advisory Agreement (the "Advisory Agreement"), dated [        ], 2010 between the Investment Adviser and the Trust, on behalf of the Fund. The Advisory Agreement has an initial term expiring two years after the date of its execution, and may be continued in effect from year to year thereafter subject to the approval thereof by (1) the Board or (2) vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Fund, provided that in either event the continuance must also be approved by a majority of the Trustees who are not "interested persons" (as defined by the 1940 Act) of the Trust or the Investment Adviser (the "Independent Trustees"), by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement also terminates automatically in the event of its assignment, as defined in the 1940 Act and the rules thereunder.

The Investment Adviser also provides such additional administrative services as the Fund may require beyond those furnished by the Administrator and furnishes, at its own expense, such office space, facilities, equipment, clerical help, and other personnel and services as may reasonably be necessary in connection with the operations of the Fund. In addition, the Investment Adviser pays the salaries of officers of the Trust who are employees of the Investment Adviser and any fees and expenses of Trustees of the Trust who are also officers, directors, or employees of the Investment Adviser or who are officers or employees of any company affiliated with the Investment Adviser and bears the cost of telephone service, heat, light, power, and other utilities associated with the services it provides.

Litigation Involving the Investment Adviser

On February 10, 2009, a putative class action lawsuit was filed in the United States District Court, Northern District of Texas, by Terri Morse Bachow on behalf of all persons who purchased shares of Cushing MLP Total Return Fund, a closed-end investment company advised by the Investment Adviser, between September 1, 2008 and December 19, 2008, against the Investment Adviser, Swank Capital, LLC, Jerry V. Swank, Mark W. Fordyce, Brian R. Bruce, Ronald P. Trout and Edward N. McMillan alleging violations of Sections 10(b) of the Securities Exchange Act of 1934 (the "Exchange Act") by Mr. Swank and Mr. Fordyce, violations of Section 20(a) of the Exchange Act by Swank Capital, LLC, Mr. Swank, Mr. Fordyce, Mr. Bruce, Mr. Trout, and Mr. McMillan, and violations of Section 36(b)  of the Investment

Company Act of 1940 by Swank Capital, LLC. The complaint seeks an unspecified amount in compensatory damages, actual damages, and fees and expenses incurred in the lawsuit. The plaintiff's claims relate to the treatment and valuation of a deferred tax asset carried by Cushing MLP Total Return Fund under FASB Accounting Standards Codification No. 740, Income Taxes (formerly FASB Statement of Financial Accounting Standards No. 109). Defendants filed a motion to dismiss the complaint and the court granted in part and denied in part the motion to dismiss. The court dismissed all claims under Section 20(a) of the Exchange Act and Section 36(b) of the 1940 Act but did not dismiss the claim under Section 10(b) of the Exchange Act against Mr. Swank and Mr. Fordyce. On or about January 22, 2010, the remaining defendants Mr. Swank and Mr. Fordyce filed an Answer to the complaint. The court has not set a schedule for pre-trial proceedings (including discovery, class certification proceedings, dispositive motions) or a trial date.

On May 17, 2010, the lead plaintiff and Defendants Jerry Swank and Mark Fordyce filed a joint motion seeking preliminary approval by the court of the settlement and approval of a form of notice to potential settlement class members.  The settlement is contingent on court approval and provides for, among other things, dismissal of the lawsuit with prejudice, the granting of broad releases of the named defendants, The Cushing MLP Total Return Fund and all affiliated entities and a payment to the plaintiffs by The Cushing MLP Total Return Fund's insurance carrier of $3.6 million, which would include payment of any attorneys' fees for plaintiffs' counsel. It is anticipated that the entire settlement amount will be paid by its insurers and that The Cushing MLP Total Return Fund will not incur any further costs or liability from this settlement .

PORTFOLIO MANAGERS

Jerry V. Swank and Daniel L. Spears (the "portfolio managers") are primarily responsible for the day-to-day management of the Fund's portfolio. The following section discusses the accounts managed by the portfolio managers, the structure and method of their compensation and potential conflicts of interest.

Other Accounts Managed by the Portfolio Manager.  The following table reflects information regarding accounts for which the portfolio manager has day-to-day management responsibilities (other than the Fund). Accounts are grouped into three categories: (a) registered investment companies, (b) other pooled investment accounts, and (c) other accounts.

As of [     ], 2010, Mr. Swank managed or was a member of the management team for the following client accounts:

	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	[ ]	$[ ]	[ ]	$[ ]
Pooled Investment Vehicles Other Than Registered Investment Companies	[ ]	$[ ]	[ ]	$[ ]
Other Accounts	[ ]	$[ ]	[ ]	$[ ]

As of [            ], 2010, Mr. Spears managed or was a member of the management team for the following client accounts:

	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	[ ]	$[ ]	[ ]	$[ ]

	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Pooled Investment Vehicles Other Than Registered Investment Companies	[ ]	$[ ]	[ ]	$[ ]
Other Accounts	[ ]	$[ ]	[ ]	$[ ]

Compensation and Potential Conflicts of Interest.  Mr. Swank and Mr. Spears compensated by the Investment Adviser. Mr. Swank and Mr. Spears are principals of the Investment Adviser and are compensated through partnership distributions that are based primarily on the profits and losses of the Investment Adviser. The partnership distributions are affected by the amount of assets the Investment Adviser manages and the appreciation of those assets, particularly over the long-term, but are not determined with specific reference to any particular performance benchmark or time period. Some of the other accounts managed by Mr. Swank and Mr. Spears have investment strategies that are similar to the Fund's investment strategy. However, the Investment Adviser manages potential material conflicts of interest by allocating investment opportunities in accordance with its allocation policies and procedures.

Ownership of Securities.  Because the Fund is newly organized, the portfolio manager does not own shares of the Fund.

CODE OF ETHICS

The Fund and the Investment Adviser have adopted a code of ethics under Rule 17j-1 of the 1940 Act. This code permits personnel subject to the code to invest in securities, including securities that may be purchased or held by the Fund. This code of ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. The code of ethics is available on the EDGAR Database on the SEC's web site (http://www.sec.gov), and copies of this code may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

CONTROL PERSONS AND PRINCIPAL HOLDERS

As of [             ], 2010, the Fund may be deemed to be controlled by the Investment Adviser, which provided initial capital to the Trust and owned all of the outstanding shares of the Fund.

SERVICE PROVIDERS

Administrator

U.S. Bancorp Fund Services, LLC (the "Administrator"), 615 East Michigan Street, Milwaukee, Wisconsin 53202, provides administration services to the Fund pursuant to a Fund Administration Servicing Agreement with the Trust (the "Administration Agreements").  The Administration Agreements provide that the Administrator will furnish the Fund with various administrative services including, but not limited to, (i) the preparation and coordination of reports to the Board; preparation and filing of securities and other regulatory filings (including state securities filings); (ii) marketing materials, tax returns and shareholder reports; (iii) review and payment of Fund expenses; (iv) monitoring and oversight of the activities of the Fund's other servicing agents (i.e., transfer agent, custodian, accountants, etc.); (v) maintaining books and records of the Fund; and (vi) administering shareholder accounts.  In addition, the Administrator may provide personnel to serve as officers of the Fund.  The salaries and other expenses of providing such personnel are borne by the Administrator.  Under the Administration Agreement, the Administrator is required to exercise reasonable care and is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with its performance as Administrator, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Administrator in the performance of its duties under the Administration Agreements.

 For all services provided pursuant to the Administration Agreement, Fund Accounting Services Agreement (see below), Custodian Agreement (see below) and Transfer Agent Agreement (see below), the Administrator and its affiliates will receive from the Fund an annual fee, payable monthly, based on the average daily net assets of the Fund.  The annual fee is equal to [ ]% of the average daily net assets of the Fund. The Administration Agreement will remain in effect until terminated by either party.  The Administration Agreement may be terminated at any time, without the payment of any penalty, by the Board upon the giving of 90 days' written notice to the Administrator, or by the Administrator upon the giving of 90 days' written notice to the Trust.

Accounting Services Agreement

The Administrator also provides fund accounting services to the Fund pursuant to the Fund Accounting Servicing Agreement with the Trust  (the "Fund Accounting Servicing Agreement").  For its accounting services, the Administrator and its affiliates are entitled to receive annual fees, payable monthly, based on the fee schedule set forth above under "The Administrator."

Transfer Agent

U.S. Bancorp Fund Services, LLC (the "Transfer Agent"), 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as transfer agent for the Fund pursuant to the Transfer Agent Agreement with the Trust (the "Transfer Agent Agreement").  Under the Transfer Agent Agreement, the Transfer Agent has agreed to issue and redeem shares of the Fund, make dividend and other distributions to shareholders of the Fund, respond to correspondence by Fund shareholders and others relating to its duties, maintain shareholder accounts and make periodic reports to the Fund.

Custodian

U.S. Bank, National Association (the "Custodian"), Custody Operations, 1555 N. RiverCenter Drive, Suite 302, Milwaukee, WI  53212, serves as custodian for the Fund pursuant to the Custodian Agreement with the Trust (the "Custodian Agreement").  The Custodian and the Administrator are affiliates of each other.  Under the Custodian Agreement, the Custodian will be responsible for, among other things, receipt of and disbursement of funds from the Fund's accounts, establishment of segregated accounts as necessary, and transfer, exchange and delivery of Fund portfolio securities.

The Distributor

Quasar Distributors, LLC (the "Distributor"), 615 East Michigan Street, Milwaukee, Wisconsin 53202 serves as the distributor for the Fund pursuant to the  Distribution Agreement with the Trust (the "Distribution Agreement").  The Distributor and the Administrator are affiliates of each other.

Pursuant to the Distribution Agreement, Quasar receives the sales load on sales of Class A Shares and Class C Shares of the Fund and reallows a portion of the sales load to broker-dealers. Quasar also receives the distribution fees payable pursuant to the Fund's Rule 12b-1 Distribution Plan and Service Plan for Class A and Class C Shares described below. There is no Rule 12b-1 Plan Distribution Plan or Service Plan for Institutional Class Shares of the Fund. The Distribution Agreement may be terminated at any time upon sixty (60) days' written notice, without payment of a penalty, by Quasar, by vote of a majority of the outstanding class of voting securities of the Fund, or by vote of a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Agreement. The Distribution Agreement will terminate automatically in the event of its assignment.

Pursuant to the Distribution Agreement, Quasar facilitates the registration of the Fund's shares under state Blue Sky laws and assists in the sale of shares. The shares of the Fund are continuously offered by Quasar. Quasar is not obligated to sell any specific number of shares of the Fund but has undertaken to sell such shares on a best efforts basis.

With respect to sales of Class A Shares of the Fund, the total sales charges and concessions reallowed to authorized dealers at the time of purchase are as follows:

	Total Sales Charge
Amount Invested	Sales Charge as a Percentage of Purchase Price	Sales Charge as a Percentage of Net Amount Invested	Reallowed to Dealers (As a Percentage of Purchase Price)
Less than $50,000	5.75%	6.10%	[ ]%
$50,000 up to $100,000	4.75%	4.99%	[ ]%
$100,000 up to $250,000	3.50%	3.63%	[ ]%
$250,000 up to $500,000	2.50%	2.56%	[ ]%
$500,000 up to $1 million	2.00%	2.04%	[ ]%
$1 million or more	None	None	None

Distribution (Rule 12b-1) Plan and Service Plan.  The Fund has adopted a distribution plan (the "Distribution Plan") with respect to its Class A Shares and Class C Shares pursuant to Rule 12b-1  under the 1940 Act. The Fund also adopted a service plan (the "Service Plan") with respect to its Class A Shares and  Class C Shares. There is no distribution plan or service plan in effect for Class I Shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans." Pursuant to the Plans each share class of the Fund other than the Class I Shares may pay to the Distributor, the Adviser and others a fee in the amount of up to: (i) 0.25% per annum of the average daily net asset value of Class A Shares of the Fund; and (ii) 1.00% per annum (of which 0.25% is a service fee) of the average daily net asset value of Class C Shares of the Fund.

The Plans permits the Fund to compensate the Distributor, the Investment Adviser and others in connection with activities intended to promote the sale of each class of shares of the Fund (except for Institutional Class Shares). Expenditures under the Plans may consist of: (i) commissions to sales personnel for selling Fund shares; including travel, entertainment and business development expenses; (ii) compensation, sales incentives and payments to sales, marketing and service personnel; (iii) payments to broker-dealers and other financial institutions that have entered into agreements with Distributor in the form of a Dealer Agreement for services rendered in connection with the sale and distribution of shares of the Fund; (iv) payment of expenses incurred in sales and promotional activities, including advertising expenditures related to the Fund; (v) the costs of preparing and distributing promotional materials; (vi) the cost of printing the Fund's Prospectus and Statement of Additional Information for distribution to potential investors; (vii) website maintenance fees; (viii) interest on loan; (ix) bank fees; (x) temporary help; (xi) telephone; (xii) consulting/research; (xiii) consulting/research fee; (xiv) Class A Shares trailer commission; (xv) Class C Shares debt servicing; (xvi) Class C Shares trailer commissions; and (xvii) other activities that are reasonably calculated to result in the sale of shares of the Fund.

A portion of the fees paid to the Distributor, the Investment Adviser and others pursuant to the Plans, not exceeding 0.25% annually of the average daily net assets of the Fund's shares, may be paid as compensation for providing services to the Fund's shareholders, including assistance in connection with inquiries related to shareholder accounts (the "Service Fees"). In order to receive Service Fees under the Plans, participants must meet such qualifications as are established in the sole discretion of the Distributor, such as services to the Fund's shareholders; services providing the Fund with more efficient methods of offering shares to coherent groups of clients, members or prospects of a participant; services permitting more efficient methods of purchasing and selling shares; or transmission of orders for the purchase or sale of shares by computerized tape or other electronic equipment; or other processing.

The Board has concluded that there is a reasonable likelihood that the Plans will benefit the Fund and its shareholders and that the Plans should result in greater sales and/or fewer redemptions of Fund shares. On a quarterly basis, the Board will review a report on expenditures under the Plans and the purposes for which expenditures were made. The Board will conduct an additional, more extensive review annually in determining whether the Plan should be continued. Continuation of the Plans from year to year is contingent on annual approval by a majority of the Trustees acting separately on behalf of the Fund and class and by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any related agreements (the "Plan Trustees"). The Plans provides that they may not be amended to increase materially the costs that the Fund may bear pursuant to the applicable Plan without approval of the shareholders of the affected class of shares of the Fund and that other material amendments to the Plans must be approved by a majority of the Plan Trustees acting separately on behalf of the Fund, by vote cast in person at a meeting called for the purpose of considering such amendments. The Plans further provides that while the Plans are in effect, the selection and nomination of Trustees who are not "interested persons" shall be committed to the discretion of the Trustees who are not "interested persons." The Plans may be terminated at any time by vote of a majority of the Fund Trustees or a majority of the outstanding shares of the class of shares of the Fund to which the Plans relate.

DESCRIPTION OF SHARES

Each share of beneficial interest of the Trust has one vote in the election of Trustees. Cumulative voting is not authorized for the Trust. This means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and, in that event, the holders of the remaining shares will be unable to elect any Trustees. Shareholders of the Trust will vote in the aggregate and not by series except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interest of the shareholders of a particular series. Matters such as ratification of the independent public accountants and election of Trustees are not subject to separate voting requirements and may be acted upon by shareholders of the Trust voting without regard to series. The Trust is authorized to issue an unlimited number of shares of beneficial interest. Each share has equal dividend, distribution and liquidation rights. There are no conversion or preemptive rights applicable to any shares of the Fund. All shares issued are fully paid and non-assessable.

WAIVER OF CONTINGENT DEFERRED SALES CHARGE

As described in the Fund's Prospectus, redemptions of Class C Shares will be subject to a contingent deferred sales charge ("CDSC"). Shareholders who think they may be eligible for a contingent deferred sales charge waiver should contact their financial intermediary.  A Shareholder must notify the Fund prior to the redemption request to ensure receipt of the waiver.  The CDSC is waived on redemptions in the circumstances described below:

 Redemption Upon Death or Disability. The Fund will waive the CDSC on redemptions following the death or disability of a Class C Shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC.

In cases of death or disability, the CDSC will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

Redemption in Connection with Certain Distributions from Retirement Plans. A Fund will waive the CDSC when a total or partial redemption is made in connection with certain distributions from retirement plans. The CDSC will be waived in connection required minimum distributions from a tax-deferred retirement plan or an individual retirement account (IRA) required to be distributed in accordance with Code Section 401(a)(9). The Fund does not intend to waive the CDSC for any distributions from IRAs or other retirement plans not specifically described above.

REDEMPTION OF SHARES

In-Kind Redemptions

The Fund has the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund's portfolio. It is not expected that the Fund would do so except in unusual circumstances.  If the Board determines that payment wholly or partly in cash would be detrimental to the best interests of the remaining shareholders of a Fund, the Fund may pay the redemption proceeds in whole or in part by a distribution-in-kind of portfolio securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Securities paid as redemption proceeds will be valued as described in "Net Asset Value" in the Fund's Prospectus.  A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such in-kind securities.

PORTFOLIO HOLDINGS DISCLOSURE

The Fund has adopted a written policy relating to disclosure of its portfolio holdings governing the circumstances under which disclosure may be made to shareholders and third parties of information regarding the portfolio investments held by the Fund.

Public Portfolio Disclosure.  Disclosure of the Fund's complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter (in the Annual Report and Semi-Annual Report to Fund shareholders, filed with the SEC on Form N-CSR, and in the quarterly holdings report filed with the SEC on Form N-Q). These reports are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov.

On its public web site, the Fund will make available the Fund's top ten largest portfolio holdings at least 15 business days after the end of each month.

Portfolio holdings information will be deemed publicly disclosed when it has been posted to the Fund's public web site or disclosed in a filing with the SEC.  The Fund may make disclosures of portfolio holdings to third parties on the same basis as to all shareholders of the Fund.  Except for these public disclosures, or as otherwise specifically permitted by the Fund's policy, information regarding the Fund's portfolio holdings may not be provided to any person.

Non-Public Portfolio Disclosure.  The Fund's policy permits the disclosure of non-public portfolio holdings to the Investment Adviser or to other service providers to the Fund (including it administrator, distributor, custodian, legal counsel and auditors) or to broker and dealers through which portfolio securities are purchased and sold (but only with respect to information relating to the particular securities being purchased or sold).  The Chief Compliance Officer of the Trust (the "CCO) is authorized to approve other arrangements under which information relating to portfolio securities held by, or purchased or sold by, the Fund is disclosed to shareholders or third parties, subject to a requirement that the CCO concludes (based upon various factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Fund and is unlikely to affect adversely the Fund. Any such arrangements approved by the CCO are required to be reported to the Board. The Fund believes that the standards applicable to approval of these arrangements should help assure that any disclosure of information is in the best interests of the Fund and its shareholders and that disclosure is not made under circumstances where the Investment Adviser or an affiliated person of the Fund stands to benefit to the detriment of the Fund.

Non-public information regarding the Fund's portfolio securities, and other information regarding the investment activities of the Fund, may be disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Fund, but only if such disclosure has been approved by the CCO. In connection with any such arrangement, the recipient of the non-public information must agree to maintain the confidentiality of the information and to the information only to facilitate its rating or ranking of the Fund.

The CCO is responsible for monitoring the use and disclosure of information relating to the Fund's portfolio securities and is also responsible to report to the Board at least annually regarding the effectiveness of the Fund's compliance program, including its policy governing the disclosure of portfolio holdings and any material violations of that policy. Under the Fund's policy, the Investment Adviser, the Fund and their respective affiliated persons are prohibited from receiving any direct or indirect compensation in consideration of information relating to the Fund's portfolio securities held, purchased or sold by the Fund.

Consistent with the Fund's policy, information relating to the Fund's portfolio securities are provided to certain persons as described in the following table. Such persons are subject duties not to trade on such information. There are no other arrangements in effect involving the disclosure of information regarding the Fund's portfolio holdings.

Type of Service Provider	Typical Frequency of Access to Portfolio Information	Restrictions
Advisor	Daily	Ethical
Administrator and Distributor	Daily	Contractual and Ethical
Custodian	Daily	Contractual and Ethical
Auditor	During annual audit	Ethical
Legal counsel	Regulatory filings, board meetings, and if a legal issue regarding the portfolio requires counsel's review	Ethical
Printers	Twice a year — printing of semi-annual and annual reports	No formal restrictions in place. However, printer would not receive portfolio information until at least 30 days old.
Broker-dealers through which the Fund purchases and sells portfolio securities	Daily access to the relevant purchase and/or sale — no broker/dealer has access to the Fund's entire portfolio	Contractual and Ethical

TAX MATTERS

This section and the discussion in the Prospectus (see "U.S. Federal Income Tax Considerations") provide a summary of the material U.S. federal income tax considerations generally applicable to U.S. Fund shareholders that hold shares of the Fund as capital assets (generally, for investment).  The discussion is based upon the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Regulations, judicial authorities, published positions of the Internal Revenue Service (the "IRS") and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect).  This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the Fund or to all categories of investors (for example, non-U.S. investors), some of which may be subject to special tax rules.  No ruling has been or will be sought from the IRS regarding any matter discussed herein.  No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects set forth below.  Prospective investors must consult their own tax advisors as to the U.S. federal income tax consequences of acquiring, holding and disposing of shares of the Fund, as well as the effects of state, local and non-U.S. tax laws.

The Fund

The Fund is treated as a regular corporation, or "C" corporation, for U.S. federal income tax purposes.  Accordingly, the Fund generally is subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations (currently at a maximum rate of 35%).  In addition, as a C corporation, the Fund is subject to state income taxation by reason of its investments in equity securities of MLPs.  Therefore, the Fund may have state income tax liabilities (or benefits) in multiple states, which will reduce the Fund's cash available to make distributions on the shares of the Fund. The Fund may be subject to a 20% alternative minimum tax on its alternative minimum taxable income to the extent that the alternative minimum tax exceeds the Fund's regular income tax liability.  The extent to which the Fund is required to pay U.S. corporate income tax or alternative minimum tax could materially reduce the Fund's cash available to make distributions on the shares of the Fund.  The Fund will not be eligible to elect to be treated as a regulated investment company because the Fund intends to invest more than 25% of its assets in the equity securities of MLPs.

Certain Fund Investments

MLP Equity Securities.  MLPs are similar to corporations in many respects, but differ in others, especially in the way they are treated for U.S. federal income tax purposes.  A corporation is required to pay U.S. federal income tax on its income, and, to the extent the corporation distributes its income to its shareholders in the form of dividends from earnings and profits, its shareholders are required to pay U.S. federal income tax on such dividends.  For this reason, it is said that corporate income is taxed at two levels.  Unlike a corporation, an MLP is treated for U.S. federal income tax purposes as a partnership, which means that no U.S. federal income tax is paid at the partnership entity level.  A partnership's net income and net gains are considered earned by all of its partners and are generally allocated among all the partners in proportion to their interests in the partnership.  Each partner pays tax on its share of the partnership's net income and net gains regardless of whether the partnership distributes cash to the partners.  All the other items (such as losses, deductions and expenses) that go into determining taxable income and tax owed are passed through to the partners as well.  Partnership income is thus said to be taxed only at one level—at the partner level.

The Code generally requires all publicly-traded partnerships to be treated as corporations for U.S. federal income tax purposes.  If, however, a publicly-traded partnership satisfies certain requirements, the publicly-traded partnership will be treated as a partnership for U.S. federal income tax purposes.  Such publicly-traded partnerships are referred to herein as MLPs.  Under these requirements, an MLP is required to receive 90 percent of its income from qualifying sources, such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, gain from the sale or disposition of a capital asset held for the production of income described in the foregoing, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities.  Mineral or natural resources activities include exploration, development, production, mining, refining, marketing and transportation (including pipelines), of oil and gas, minerals, geothermal energy, fertilizers, timber or carbon dioxide.  Many MLPs today are in energy, timber or real estate related (including mortgage securities) businesses.

Although distributions from MLPs resemble corporate dividends, they are treated differently for U.S. federal income tax purposes.  A distribution from an MLP is not itself taxable (since income of the MLP is taxable to its investors even if not distributed) to the extent of the investor's basis in its MLP interest and is treated as capital gain to the extent the distribution exceeds the investor's basis (see description below as to how an MLP investor's basis is calculated) in the MLP.

To the extent that the Fund invests in the equity securities of an MLP, the Fund will be a partner in such MLP.  Accordingly, the Fund will be required to include in its taxable income the Fund's allocable share of the income, gains, losses, deductions and expenses recognized by each such MLP, regardless of whether the MLP distributes cash to the Fund.  Based upon a review of the historic results of the type of MLPs in which the Fund has invested and in which the Fund intends to invest, the Fund expects that the cash distributions it will receive with respect to its investments in equity securities of MLPs will exceed the taxable income allocated to the Fund from such MLPs.  No assurance, however, can be given in this regard.  If this expectation is not realized, the Fund will have a larger corporate income tax expense than expected, which will result in less cash available to distribute to shareholders.

The Fund will recognize gain or loss on the sale, exchange or other taxable disposition of an equity security of an MLP equal to the difference between the amount realized by the Fund on the sale, exchange or other taxable disposition and the Fund's adjusted tax basis in such equity security.  Any such gain will be subject to U.S. federal income tax at the regular graduated corporate rates (currently at a maximum rate of 35%), regardless of how long the Fund has held such equity security.  The amount realized by the Fund generally will be the amount paid by the purchaser of the equity security plus the Fund's allocable share, if any, of the MLP's debt that will be allocated to the purchaser as a result of the sale, exchange or other taxable disposition.  The Fund's tax basis in its equity securities in an MLP is generally equal to the amount the Fund paid for the equity securities, (x) increased by the Fund's allocable share of the MLP's net taxable income and certain MLP debt, if any, and (y) decreased by the Fund's allocable share of the MLP's net losses and any distributions received by the Fund from the MLP.  Although any distribution by an MLP to the Fund in excess of the Fund's allocable share of such MLP's net taxable income may create a temporary economic benefit to the Fund, such distribution will increase the amount of gain (or decrease the amount of loss) that will be recognized on the sale of an equity security in the MLP by the Fund.  If the Fund is required to sell equity securities in the MLPs to meet redemption requests, the Fund likely will recognize ordinary income and/or gain for U.S. federal and state income tax purposes, which will result in corporate income taxes imposed on the fund and decrease cash available for distribution to shareholders.

Any capital losses that the Fund recognizes on a disposition of an equity security of an MLP can only be used to offset capital gains that the Fund recognizes.  Any capital losses that the Fund is unable to use may be carried forward for a period of five taxable years.  Because (i) the period for which capital losses may be carried forward is limited to five taxable years and (ii) the disposition of an equity security of an MLP may be treated, in significant part, as ordinary income, capital losses incurred by the Fund may expire without being utilized.

The Fund's allocable share of certain percentage depletion deductions and intangible drilling costs of the MLP's in which the Fund invests may be treated as items of tax preference for purposes of calculating the Fund's alternative minimum taxable income.  Such items will increase the Fund's alternative minimum taxable income and increase the likelihood that the Fund may be subject to the alternative minimum tax.

Other Investments.  The Fund's transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), to the extent permitted, will be subject to special provisions of the Code (including provisions relating to "hedging transactions" and "straddles") that, among other things, may affect the character of gains and losses recognized by the Fund (i.e., may affect whether gains or losses are ordinary versus capital or short-term versus long-term), accelerate recognition of income to the Fund and defer Fund losses.  These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income without receiving the corresponding amount cash.

If the Fund invests in debt obligations having original issue discount, the Fund may recognize taxable income from such investments in excess of any cash received therefrom.

Foreign Investments.  Dividends or other income (including, in some cases, capital gains) received by the Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries.  Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases.  Foreign taxes paid by the Fund will reduce the return from the Fund's investments.  Shareholders will not be entitled to claim credits or deductions on their own tax returns for foreign taxes paid by the Fund.

U.S. Shareholders

Distributions.  Distributions by the Fund of cash or property in respect of the shares of the Fund will be treated as dividends for U.S. federal income tax purposes to the extent paid from the Fund's current or accumulated earnings and profits (as determined under U.S. federal income tax principles) and will be includible in gross income by a U.S. Shareholder upon receipt.  Any such dividend will be eligible for the dividends received deduction if received by an otherwise qualifying corporate U.S. Shareholder that meets the holding period and other requirements for the dividends received deduction.  Dividends paid by the Fund to certain non-corporate U.S. Shareholders (including individuals), with respect to taxable years beginning on or before December 31, 2010, are eligible for U.S. federal income taxation at the rates generally applicable to long-term capital gains for individuals (currently at a maximum tax rate of 15%), provided that the U.S. Shareholder receiving the dividend satisfies applicable holding period and other requirements.  Thereafter, dividends paid by the Fund to certain non-corporate U.S. shareholders (including individuals) will be fully taxable at ordinary income rates (i.e., up to 39.6%) unless further congressional action is taken.

If the amount of a Fund distribution exceeds the Fund's current and accumulated earnings and profits, such excess will be treated first as a tax-free return of capital to the extent of the U.S. Shareholder's tax basis in the shares of the Fund, and thereafter as capital gain.  Any such capital gain will be long-term capital gain if such U.S. Shareholder has held the applicable shares of the Fund for more than one year.

U.S. Shareholders that participate in the Fund's Plan will be treated for U.S. federal income tax purposes as having (i) received a cash distribution equal to the reinvested amount and (ii) reinvested such amount in shares of the Fund.

Sales of Shares  of the Fund.  Upon a redemption of shares (as well as certain other taxable transfers), a U.S. Shareholder generally will recognize capital gain or loss equal to the difference between the amount realized on such disposition and the U.S. Shareholder's adjusted tax basis in the shares of the Fund.  Any such capital gain or loss will be long-term capital gain or loss if the U.S. Shareholder has held the shares of the Fund for more than one year at the time of disposition.  Long-term capital gains of certain non-corporate U.S. Shareholders (including individuals) are currently subject to U.S. federal income taxation at a maximum rate of 15% (scheduled to increase to 20% for taxable years beginning after December 31, 2010).  The deductibility of capital losses is subject to limitations under the Code.

A U.S. Shareholder's adjusted tax basis in its shares of the Fund may be less than the price paid for the shares of the Fund as a result of distributions by the Fund in excess of the Fund's earnings and profits (i.e., returns of capital).

UBTI.  Under current law, an investment in shares of the Fund will not generate unrelated business taxable income ("UBTI") for tax-exempt U.S. Shareholders, provided that the tax-exempt U.S. Shareholder does not incur "acquisition indebtedness" (as defined for U.S. federal income tax purposes) with respect to the shares of the Fund.  A tax-exempt U.S. Shareholder would recognize UBTI by reason of its investment in the Fund if the shares of the Fund constitute debt-financed property in the hands of the tax-exempt U.S. Shareholder.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the oversight of the Board, the Investment Adviser is responsible for decisions to buy and sell securities for the Fund, the negotiation of the commissions to be paid on brokerage transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business. It is the policy of the Investment Adviser to seek the best execution at the best security price available with respect to each transaction in light of the overall quality of brokerage and research services provided to the Investment Adviser. In selecting broker/dealers and in negotiating commissions, the Investment Adviser will consider, among other things, the firm's reliability, the quality of its execution services on a continuing basis and its financial condition.

Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b)

furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental to those transactions (such as clearance, settlement, and custody).

In light of the above, in selecting brokers, the Investment Adviser may consider investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance, and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the Investment Adviser determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to the Investment Adviser or to the Fund. The Investment Adviser believes that the research information received in this manner provides the Fund with benefits by supplementing the research otherwise available to the Investment Adviser.

The Investment Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities on behalf of the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations between the Fund and other advisory accounts, the main factors considered by the Investment Adviser are the investment objective, the relative size of portfolio holding of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held, and the views of the persons responsible for recommending investments to the Fund and such other accounts and funds.

PERFORMANCE INFORMATION

To obtain the Fund's most current performance information, please visit [          ].

Performance quotations represent the Fund's past performance and should not be considered as representative of future results. The Fund will calculate its performance in accordance with the requirements of the rules and regulations under the 1940 Act, or any other applicable U.S. securities law, as they may be revised from time to time by the SEC.

GENERAL INFORMATION

Proxy Voting

The Fund has delegated authority to vote proxies to the Investment Adviser, subject to the supervision of the Board. Attached hereto as Appendix A is the Proxy Voting Policy which is currently in effect as of the date of this Statement of Additional Information.

The Proxy Voting Policy is subject to change over time and investors seeking the most current copy of the Proxy Voting Policy should go to the Fund's web site at [          ]. The Fund's most recent proxy voting record for the twelve-month period ended June 30 which has been filed with the SEC will also available without charge on the Fund's web site at [             ]. The Fund's proxy voting record is also available without charge on the SEC's web site at www.sec.gov.

Trustee and Officer Liability

Under the Trust's Declaration of Trust and its By-Laws, and under Delaware law, the Trustees, officers, employees, and certain agents of the Trust are entitled to indemnification under certain circumstances against liabilities, claims, and expenses arising from any threatened, pending, or completed action, suit, or proceeding to which they are made parties by reason of the fact that they are or were such Trustees, officers, employees, or agents of the Trust, subject to the limitations of the 1940 Act that prohibit indemnification that would protect such persons against liabilities to the Trust or its shareholders to which they would otherwise be subject by reason of their own bad faith, willful misfeasance, gross negligence, or reckless disregard of duties.

Shareholder Reports

 Semiannual statements are furnished to shareholders, and annually such statements are audited by the Fund's independent registered public accounting firm.

Independent Registered Public Accounting Firm

[        ], [                 ], is the Fund's independent registered public accounting firm. The independent registered public accounting firm is responsible for conducting the annual audit of the financial statements of the Fund. The selection of the independent registered public accounting firm is approved annually by the Board of Trustees.

Legal Counsel

Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York, serves as counsel to the Fund.

Registration Statement

This SAI and the Prospectus do not contain all of the information set forth in the Registration Statement the Trust has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by the rules and regulations of the SEC. A text-only version of the Registration Statement is available on the SEC's Internet website, www.sec.gov.

FINANCIAL STATEMENTS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[TO COME BY AMENDMENT]

FINANCIAL STATEMENTS

[TO COME BY AMENDMENT]

NOTES TO FINANCIAL STATEMENTS

[TO COME BY AMENDMENT]

APPENDIX A

SWANK ENERGY INCOME ADVISORS, LP

PROXY VOTING POLICY

Swank Energy Income Advisors, LP (the "Investment Manager") serves as the investment adviser and general partner, respectively, of certain investment vehicles and other clients (each a "Client" and collectively, the "Clients"). Through these relationships the Investment Manager is sometimes delegated the right to vote, on behalf of the Clients, proxies received from companies, the securities of which are owned by the Clients.

Purpose

The Investment Manager follows this proxy voting policy (the "Policy") to ensure that proxies the Investment Manager votes, on behalf of each Client, are voted to further the best interest of that Client. The Policy establishes a mechanism to address any conflicts of interests between the Investment Manager and the Client. Further, the Policy establishes how Clients may obtain information on how the proxies have been voted.

Determination of Vote

The Investment Manager determines how to vote after studying the proxy materials and any other materials that may be necessary or beneficial to voting. The Investment Manager votes in a manner that the Investment Manager believes reasonably furthers the best interests of the Client and is consistent with the Investment Philosophy as set forth in the relevant investment management documents.

The major proxy-related issues generally fall within five categories: corporate governance, takeover defenses, compensation plans, capital structure, and social responsibility. The Investment Manager will cast votes for these matters on a case-by-case basis. The Investment Manager will generally vote in favor of matters which follow an agreeable corporate strategic direction, support an ownership structure that enhances shareholder value without diluting management's accountability to shareholders and/or present compensation plans that are commensurate with enhanced manager performance and market practices.

Resolution of any Conflicts of Interest

If a proxy vote creates a material conflict between the interests of the Investment Manager and a Client, the Investment Manager will resolve the conflict before voting the proxies. The Investment Manager will either disclose the conflict to the Client and obtain a consent or take other steps designed to ensure that a decision to vote the proxy was based on the Investment Manager's determination of the Client's best interest and was not the product of the conflict.

Records

The Investment Manager maintains records of (i) all proxy statements and materials the Investment Manager receives on behalf of Clients; (ii) all proxy votes that are made on behalf of the Clients; (iii) all documents that were material to a proxy vote; (iv) all written requests from Clients regarding voting history; and (v) all responses (written and oral) to Clients' requests. Such records are available to the Clients (and owners of a Client that is an investment vehicle) upon request.

Questions and Requests

This document is a summary of the proxy voting process.  Clients may obtain, free of charge, a full copy of the policies and procedures and/or a record of proxy votes.  Any questions or requests should be directed to the Investment Manager.

PART C

OTHER INFORMATION

 Item 29.                      Exhibits

(a)	(1)	Agreement and Declaration of Trust (+)
	(2)	Certificate of Designation for The Cushing MLP Premier Income Fund (+)
(b)		By-laws of the Trust (+)
(c)		Specimen Share Certificate(+)
(d)		Form of Investment Advisory Agreement(+)
(e)		Form of Distribution Agreement (+)
(f)		Not applicable
(g)		Form of Custody Agreement (+)
(h)	(1)	Form of Transfer Agent Agreement (+)
	(2)	Form of Fund Administration Servicing Agreement (+)
	(3)	Form of Fund Accounting Servicing Agreement(+)
(i)		Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom LLP(+)
(j)		Consent of independent registered public accounting firm(+)
(k)		Not applicable
(l)		Form of Initial Subscription Agreement(+)
(m)	(1)	Form of Plan of Distribution pursuant to Rule 12b-1(+)
	(2)	Form of Service Plan(+)
(n)		Rule 18f-3 Multi-Class Plan (+)
(p)	(1)	Code of Ethics of the Fund(+)
	(2)	Code of Ethics of the Investment Adviser(+)
(q)		Power of Attorney (+)
________
+ To come by further amendment.

Item 30.                      Persons Controlled by or Under Common Control with the Fund

None

Item 31.                      Indemnification

[TO COME BY AMENDMENT]

Item 32.                      Business and Other Connections of Investment Adviser

 See "Management of the Fund" in the Prospectus and "Management of the Fund" and "Investment Advisory Agreement" in the Statement of Additional Information for information regarding the business of Swank Energy Income Advisors, LP (the "Investment Adviser"). For information as to the business, profession, vocation and employment of a substantial nature of each of the partners and officers of the Investment Adviser, reference is made to the Investment Adviser's current Form ADV (File No. 801-63255) filed under the Investment Advisers Act of 1940, as amended, incorporated herein by reference.

Item 33.                      Principal Underwriters

 (a)           The sole principal underwriter is Quasar Distributors, LLC, (the "Distributor").  To the best of the Registrant's knowledge, the Distributor also acts as a principal underwriter for the following other investment companies:

Academy Funds Trust
Advisors Series Trust
Allied Asset Advisors Funds
Alpine Equity Trust
Alpine Income Trust
Alpine Series Trust
Artio Global Equity Fund, Inc.
Artio Global Investment Funds
Brandes Investment Trust
Brandywine Blue Fund, Inc.
Brandywine Fund, Inc.
Brazos Mutual Funds
Bridges Investment Fund, Inc.
Buffalo Funds
Country Mutual Funds Trust
Empiric Funds, Inc.
First American Funds, Inc.
First American Investment Funds, Inc.
First American Strategy Funds, Inc.
Fort Pitt Capital Funds
Glenmede Fund, Inc.
Glenmede Portfolios
Greenspring Fund, Inc.
Guinness Atkinson Funds
Harding Loevner Funds, Inc.
Hennessy Funds Trust
Hennessy Funds, Inc.
Hennessy Mutual Funds, Inc.
Hennessy SPARX Funds Trust
Hotchkis & Wiley Funds
Intrepid Capital Management FundsTrust

Jacob Internet Fund, Inc.
Jensen Portfolio, Inc.
Keystone Mutual Funds
Kiewit Investment Fund, LLLP
Kirr Marbach Partners Funds, Inc.
LKCM Funds
Masters' Select Funds Trust
Matrix Advisors Value Fund, Inc.
Monetta Fund, Inc.
Monetta Trust
MP63 Fund, Inc.
Nicholas Family of Funds, Inc.
Permanent Portfolio Family of Funds,Inc.
Perritt Funds, Inc.
Perritt Microcap Opportunities Fund,Inc.
Primecap Odyssey Funds
Professionally Managed Portfolios
Prospector Funds, Inc.
Purisima Funds
Quaker Investment Trust
Rainier Investment ManagementMutual Funds
Rockland Funds Trust
Thompson Plumb Funds, Inc.
TIFF Investment Program, Inc.
Trust for Professional Managers
USA Mutuals Funds
Wexford Trust
Wisconsin Capital Funds, Inc.
WY Funds

(b)           The Distributor is the only principal underwriter for the Registrant. To the best of the Registrant's knowledge, the name, principal business address and position and office with the Distributor of each of its directors and officers are set forth below.

Name and Principal Business Address	Position and Office with the Distributor	Position and Office with the Registrant
James R. Schoenike 615 East Michigan Street Milwaukee, WI 53202	President, Board Member	None
Andrew M. Strnad 6602 East 75th Street, Indianapolis, IN 46250	Secretary	None

Joe D. Redwine 615 East Michigan Street Milwaukee, WI 53202	Board Member	None
Robert Kern 615 East Michigan Street Milwaukee, WI 53202	Board Member	None
Eric W. Falkeis 615 East Michigan Street Milwaukee, WI 53202	Board Member	None
Susan LaFond 615 East Michigan Street Milwaukee, WI 53202	Treasurer	None
Teresa Cowan 615 East Michigan Street Milwaukee, WI 53202	Assistant Secretary	None

(c)           None.

 Item 34.                      Location of Accounts and Records

 All accounts, books and other documents of the Registrant required by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder to be maintained (i) by the Registrant, will be maintained at its offices located at 8117 Preston Road, Suite 440, Dallas, Texas 75225; (ii) by the Investment Adviser, will be maintained at its offices located at 8117 Preston Road, Suite 440, Dallas, Texas 75225, (iii) by the Administrator, will be maintained at its offices located at U.S. Bancorp Fund Services, 615 E. Michigan St., 3rd Floor, Milwaukee, WI 53202-5207, (iv) by the Custodian, will be maintained at its offices located at 1555 North RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53212 and (iii) by the Distributor will be maintained at its offices located at 615 East Michigan Street Milwaukee, Wisconsin 53202.

Item 34.                      Management Services

Not Applicable.

Item 35.                      Undertakings

Not Applicable.

SIGNATURES

As required by the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, this Registrant's Registration Statement has been signed on behalf of the Registrant, in the City of Dallas, State of Texas, on the 11th day of June, 2010.

By:	/s/ Jerry V. Swank
Jerry V. Swank
Chief Executive Officer and
Sole Trustee

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities set forth below on the 11th day of June, 2010.

Principal Executive Officer: /s/ Jerry V. Swank
Jerry V. Swank	Chief Executive Officer and Sole Trustee
Principal Financial Officer: /s/ John H. Alban
John H. Alban	Chief Financial Officer and Treasurer